UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-7888



                  Limited Term Tax-Exempt Bond Fund of America
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                     Date of fiscal year end: July 31, 2003

                     Date of reporting period: July 31, 2003





                                Julie F. Williams
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                             Robert E. Carlson, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo] American Funds(R)                   The right choice for the long term(R)

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

A decade of consistent income

Annual report for the year ended July 31, 2003

[cover photograph - boardwalk on sand of beach to waterfront]


Limited Term Tax-Exempt Bond Fund of AmericaSM seeks current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities between three and 10 years.

The fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents                                                              Page

Letter to shareholders                                                   1
The value of a long-term perspective                                     3
A decade of consistent income:
     A look back at Limited Term Tax-Exempt Bond
     Fund of America's first 10 years                                    4
Meet the fund's portfolio counselors                                     7
Inside your fund's investment portfolio                                  8
Trustees and officers                                                   28
What makes American Funds different?                            back cover

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2003 (the most recent calendar quarter):

[begin table]
                                                                    Lifetime
                                           1 year     5 years    (since 10/6/93)
CLASS A SHARES
Reflecting 3.75% maximum sales charge      +2.95%     +4.40%         +4.98%

[end table]

The fund's 30-day yield for Class A shares as of August 31, 2003, calculated in accordance with the Securities and Exchange Commission formula, was 2.94%. (This is equivalent to a taxable yield of 4.52% for investors in the 35.0% tax bracket.) The fund's distribution rate for Class A shares as of that date was 3.20%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

Results for other share classes can be found on page 27. For the most current investment results, please refer to americanfunds.com. Please see the inside back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Income may be subject to state or local income taxes and/or federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable. Please consult with your tax advisor.

[miniature picture of front cover photograph]

FELLOW SHAREHOLDERS:

In our report to you 12 months ago, we noted that the weak economy and sluggish stock market had generated strong demand for bonds. Very recently, the situation has changed. After further improvements in bond prices, the bond market rally peaked in mid-June of this year. Bond prices took a sharp turn downward as interest rates rose, resulting in one of the most rapid sell-offs in bond market history.

During the fiscal year ending July 31, Limited Term Tax-Exempt Bond Fund of America provided shareholders with a positive total return, as it has done for every fiscal year over its 10-year lifetime. For the 12-months ended July 31, the fund's monthly dividends totaled 52 cents a share, all exempt from federal income taxes.

o If you took these dividends in cash, they represented a tax-free income return of 3.43%.

o If you reinvested your dividends in additional fund shares, your income return was 3.49%.

o To match a 3.49% tax-free income return, a shareholder in the top federal tax bracket of 35.0% would have had to earn 5.37% from a taxable investment.

Overall for the year, Limited Term Tax-Exempt Bond Fund of America's net asset value slipped to $15.17 per share from $15.28 this past year. This slight decline, when combined with the fund's income return, produced a 12-month total return of 2.71% for shareholders who reinvested dividends.

This return basically matched the 2.70% average total return for intermediate municipal bond funds, as measured by Lipper. For the same period, the unmanaged Lehman Brothers (7-year) Municipal Bond Index (which does not include expenses and has a longer average maturity than the fund) rose 3.87%.

A LONG TERM, CONSERVATIVE STRATEGY

Limited Term Tax-Exempt Bond Fund of America has sustained a strong record over longer, more meaningful periods. While most intermediate municipal bond funds seek to provide income with low volatility in principal, Limited Term Tax-Exempt Bond Fund of America takes an even more conservative approach to management. The fund maintains a shorter average maturity than most of its peers. This has enabled the fund to weather a decade's worth of market fluctuations and provide a consistent income return while conserving shareholders' principal investment. Since beginning operations a decade ago, the fund has achieved an average annual total return of 5.02%, outpacing the 4.88% return of the average intermediate municipal bond fund as measured by Lipper.

A CUSHION AGAINST A SHIFTING MARKET

Investors have historically flocked to bonds in times of stock market volatility, and after the bursting of the stock market bubble in 2000, the fixed income market thrived as stock investors sought refuge in more secure investments. When the fund's fiscal year began, the outlook for the economy appeared uncertain, the stock market was falling and bond prices were rising. In November, the Federal Reserve lowered short-term interest rates by half a point to 1.25%, to help support the fragile economic recovery.

[Begin Sidebar]


                                                                      5 years       Lifetime*
                                                       1 year       (annualized    (annualized
(for periods ended July 31, 2003)                  (total return)  total return)   total return)

Results at a glance

Limited Term Tax-Exempt Bond Fund of America           +2.71%         +4.51%         +5.02%
Lehman Brothers (7-year) Municipal Bond Index+         +3.87%         +5.58%         +5.55%
Lipper Intermediate Municipal Debt Funds Average       +2.70%         +4.60%         +4.88%



*Since October 6, 1993.
+ The index is unmanaged and does not reflect sales charges, commissions or expenses, and holds bonds with a longer average maturity than the fund.

[End Sidebar]

By late November, renewed economic uncertainty and the prospect of war helped bolster a bond market rally that continued well into June. New issuance continued high during the first half of calendar year 2003 and market volume is paced to break the record that was just set in 2002. On June 25, the Fed lowered rates another quarter point to 1.00% --a level not seen in 45 years. Nonetheless, the bond market had already begun to give back some of its gains on news of improved economic activity. Short-term municipal bonds caught renewed investor interest as a safe haven just before the close of the fund's fiscal year.

The recent reporting period has been an extraordinary time for bond investors, one that underscores the importance of a balanced portfolio. Added to a portfolio that includes stock and longer term bond funds, Limited Term Tax-Exempt Bond Fund of America can play an important role in your long-term investment plan. During the past year, net assets of the fund grew more than 59%, reflecting a greater investor interest in the municipal bond market. At the same time, the number of shareholder accounts has almost doubled. We take this opportunity to welcome our new shareholders.

This year Limited Term Tax-Exempt Bond Fund of America marks its 10th year of offering a high-quality, intermediate, alternative investment for bond investors. On the following pages we invite you to look back at the past 10 years with some of the people who have been responsible for the fund's success.

We thank all of you for your continued support.


/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board


/s/ Abner D. Goldstine
Abner D. Goldstine
President

September 15, 2003


THE ADVANTAGES OF TAX-FREE INVESTING

Find your estimated 2003 taxable income below to determine your federal tax rate, then look in the right-hand column to see what you would have had to earn from a taxable investment to equal the fund's 3.18% tax-free distribution rate as of July 31, 2003.

For example, investors in the highest tax bracket (35.0%) would need to receive a yield of 4.89% from a taxable investment in order to keep as much after taxes as they would from a tax-free investment that pays 3.18%.

                                                                                              As of July 31, 2003,
                                                                                              the fund's tax-exempt
                                                                             Then             distribution rate of
                    If your taxable income(1) is...                      your federal         3.18%(3) is equal to
                Single                              Joint                tax rate(2) is...    a taxable rate of...

            $0  -        7,000                $0   -       14,000            10.0%                  3.53%
        7,001   -       28,400            14,001   -       56,800            15.0                   3.74
       28,401   -       68,800            56,801   -      114,650            25.0                   4.24
       68,801   -      143,500           114,651   -      174,700            28.0                   4.42
      143,501   -      311,950           174,701   -      311,950            33.0                   4.75
                  Over 311,950                       Over 311,950            35.0                   4.89


(1)  2003 federal tax brackets are projected.
(2) Based on 2003 federal tax rates. The federal rates do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions that are applicable to certain taxable income levels.
(3) Distribution rate based on the average offering price for the month of July.

THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $10,000 INVESTMENT HAS GROWN

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that, despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management -- bolstered by experience and careful research -- can add even more value: As the chart below shows, over its relatively short lifetime, at net asset value, Limited Term Tax-Exempt Bond Fund of America has done better than the average of all intermediate municipal bond funds tracked by Lipper.

The chart shows the periods since the fund's inception on October 6, 1993, to July 31, 2003, with dividends reinvested.

Average annual total returns
with all distributions reinvested

                                     periods ended 7/31/03
CLASS A SHARES
One year                                            -1.18%
Five years                                          +3.71%
Lifetime (since 10/6/93)                            +4.61%

Assumes payment of the maximum 3.75% sales charge at the beginning of the stated periods.

[begin mountain chart]

Date                                      The fund at net
                    The fund at            asset value          Lehman Brothers     Lipper Intermediate
                    maximum sales         (without              7-Year Municipal      Municipal Debt
                    charge (3)             sales charge)         Bond Index(1)      Funds Average (2)

10/6/93               $9,625                 $10,000                $10,000               $10,000

10/31/93               9,787                  10,171                 10,026                10,000

1/31/94*              10,077                  10,472                 10,228                10,217

4/30/94                9,670                  10,049                  9,810                 9,766

7/31/94                9,826                  10,211                  9,979                 9,948

10/31/94               9,713                  10,094                  9,836                 9,770

1/31/95                9,830                  10,215                 10,024                 9,985

4/30/95               10,152                  10,549                 10,384                10,322

7/31/95               10,460                  10,870                 10,786                10,620

10/31/95              10,711                  11,131                 11,051                10,897

1/31/96               10,942                  11,371                 11,341                11,183

4/30/96               10,877                  11,303                 11,171                11,015

7/31/96               11,024                  11,456                 11,333                11,193

10/1/96               11,250                  11,691                 11,565                11,415

1/31/97               11,375                  11,821                 11,764                11,576

4/30/97               11,440                  11,888                 11,768                11,614

7/31/97               11,901                  12,367                 12,309                12,121

10/31/97              12,003                  12,474                 12,424                12,212

1/31/98               12,261                  12,741                 12,753                12,528

4/30/98               12,255                  12,735                 12,691                12,483

7/31/98               12,490                  12,979                 12,956                12,723

10/31/98              12,783                  13,284                 13,342                13,046

1/31/99               12,955                  13,463                 13,602                13,268

4/30/99               12,940                  13,448                 13,553                13,229

7/31/99               12,813                  13,315                 13,380                13,027

10/31/99              12,738                  13,237                 13,343                12,866

1/31/00               12,715                  13,214                 13,355                12,857

4/30/00               12,874                  13,379                 13,548                13,096

7/31/00               13,208                  13,726                 13,994                13,464

10/31/00              13,435                  13,962                 14,254                13,687

1/31/01               13,878                  14,422                 14,849                14,193

4/30/01               13,995                  14,543                 14,844                14,206

7/31/01               14,395                  14,959                 15,276                14,615

10/31/01              14,681                  15,256                 15,659                14,956

1/31/02               14,602                  15,174                 15,648                14,904

4/30/02               14,782                  15,361                 15,888                15,091

7/31/02               15,160                  15,754                 16,367                15,518

10/31/02              15,295                  15,895                 16,641                15,705

1/31/03               15,517                  16,125                 16,902                15,891

4/30/03               15,799                  16,418                 17,257                16,213

7/31/03               15,570                  16,180                 17,000                15,960

                               Year ended July 31

[end mountain chart]

* For the period October 6, 1993, to July 31, 1994.
(1) The index is unmanaged and does not reflect sales charges, commissions or expenses.
(2)  Calculated by Lipper. The average does not reflect sales charges.
(3) Results reflect payment of maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625. The maximum sales charge was 4.75% prior to January 10, 2000. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. No adjustment has been made for income or capital gain taxes.

Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.

A DECADE OF CONSISTENT INCOME

A LOOK BACK AT LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA'S FIRST 10 YEARS

[three individual photographs taken of front cover - sky scene, sandy beach scene and ocean scene]

The bond market has experienced some remarkable extremes since late 1993. Through it all, Limited Term Tax-Exempt Bond Fund of America has maintained a consistent investment approach that has served its shareholders well. On the following pages, we invite you to hear from the fund's portfolio counselors, Brenda S. Ellerin, Neil L. Langberg and Karl J. Zeile as they offer their perspectives on the fund's history and the current bond market.

Q: LOOKING BACK TO LATE 1993, HOW WOULD YOU DESCRIBE THE BOND ENVIRONMENT?

NEIL: When the fund commenced operations 10 years ago, the Federal Reserve was holding rates down in an attempt to improve the health of the financial system. The Fed was laying the foundation for a stronger economy. The yield curve (the relationship between the interest rates paid on short- and long-term bonds) was very steep and most everyone wanted to buy longer term bonds, which proved to be the exact wrong thing to do at the time. The fervor with which longer bonds were being bought was akin to the buy-up of Internet stocks in the late '90s.

BRENDA: At that point in time we were experiencing an extremely steep yield curve and rates were at 30-year lows. In many ways, it's almost as if we have come full circle because bond market conditions were very similar to what we are seeing now. Today, the yield curve is very steep and rates are at 45-year lows. We have the same puzzles to deal with and the same worries about the economy bouncing back.

Q: WHEN THE FUND BEGAN OPERATIONS IT WAS INTRODUCED TO SHAREHOLDERS AS "A BRIDGE BETWEEN SHORT-TERM SECURITIES AND MORE VOLATILE, HIGHER-YIELD, LONGER TERM BONDS." GIVEN THE CURRENT MARKET, DO THE REASONS FOR STARTING THE FUND STILL HOLD TRUE TODAY?

BRENDA: Absolutely, but I think it is important to point out that when we started the fund, we weren't doing so in an attempt to time the market. It just happened to be a really fortuitous period to start a fund like this one. Our first and foremost objective was, and still is, to offer shareholders a fund that has less volatility than a longer term bond fund, but would also provide more income than a cash investment, independent of market fluctuations.

NEIL: Our thinking at the time was "It's been a good, long run for bonds; if you've been invested in longer term maturities for a while and are interested in diversifying into something a little less volatile as well, then this is the fund for you." In hindsight, it proved to be a good option.

KARL: Given the situation of cash rates at their current lows, the fund does stand a stronger chance of providing more income than a cash fund, which typically provides a stable net asset value. But it's never been about timing. A diversified bond portfolio is the key to weathering volatility. A bond fund with shorter term maturities is a key component of that portfolio.


[begin Sidebar]

[begin bar chart]

Beginning here and continuing on the following pages is a look at some of the most significant factors that have impacted the fund over the past 10 years. The bars at the top of each year represent the calendar year total returns of the average tax-exempt money market fund,* Limited Term Tax-Exempt Bond Fund of America and the Lehman Brothers Municipal Bond Index. As you can see, over the past decade the fund has successfully provided shareholders with greater returns than a cash fund while eschewing some of the volatility associated with longer-term bond funds.

*Source: iMoneyNet Money Fund Report(TM)



                                                        TAX-EXEMPT MONEY          LIMITED TERM TAX-EXEMPT         LEHMAN BROTHERS
                                                          MARKET FUND*             BOND FUND OF AMERICA              MUNICIPAL
                                                                                         CLASS A                    BOND INDEX
'93
Limited Term Tax-Exempt Bond Fund of America
commenced  operations on October 6, 1993. Short-
term interest rates were at 30-year lows and the
economy was heating up.                                       0.48%                       3.47%                         1.40%

'94
This  proved to be one of the worst years in bond
market  history.  Bond prices plunged  and yields
rose sharply as fears of increased inflation grew.
The Federal Reserve hiked interest rates a total
of six times during the year.                                 2.33%                      -2.89%                        -5.17%

'95
Moderate  inflation  and a slowdown in economic
growth  helped bond prices make their first
recovery since the fund's inception.  Off to a
great start, the fund finished the year with a
tax-exempt total return of 12.35%.                            3.35%                      12.36%                        17.46%

'96
After falling in the beginning of the year,
interest  rates began to rise again by year end.
The economy  slowed a bit,  allowing  the bond
market to catch its breath.                                   2.94%                       4.46%                         4.43%

'97
The bond market suffered losses and inflation
remained benign.  Economic growth slowed to a
favorably moderate pace.                                      3.09%                       7.30%                         9.19%

'98
Turmoil in developing  stock markets led many
investors  back to the quality of fixed-income
instruments. Government bonds posted the strongest
gains.                                                        2.90%                       5.50%                         6.48%

'99
The fund marked its sixth full year in what proved
to be the second-worst year in recent bond market
history.  Strong economic growth ended the flight
to quality and bond prices suffered once more. The
Fed began to raise rates over concerns about the
surging economy.                                              2.66%                      -0.60%                        -2.06%

[end bar chart]

[end Sidebar]



Q: SHORT-TERM INTEREST RATES HAVE FLUCTUATED DRAMATICALLY OVER THE PAST DECADE. HOW DOES THIS IMPACT YOUR MANAGEMENT OF THE FUND?

NEIL: Bond prices rise when interest rates fall. If we knew that rates were going up, we would want to, ideally, be positioned in very short bonds. If the Fed begins to raise rates, shorter term maturities won't decline as much in price as longer term ones. Conversely, if we knew that rates were going down, we would look for noncallable bonds with the longest maturity possible.

Q: WHAT ARE THE BENEFITS OF CHOOSING A BOND FUND OVER OWNING INDIVIDUAL BONDS?

BRENDA: Active management for one, and economies of scale for another. Limited Term Tax-Exempt Bond Fund of America gives investors access to professional managers who conduct extensive research. The fixed-income portfolio that we create would be extremely difficult to build on one's own. Nearly impossible.

NEIL: We factor in many different variables -- such as industry sectors, coupons and callability -- before we purchase holdings for the fund. Our management style is really a blend of focused credit selection, research to avoid potential market risk and a multiple-manager style that tends to even out market swings. The experience of the fund's managers and multiple viewpoints are important factors as well.

KARL: Plus, there is the bonus of automatically reinvesting dividends and capital gain distributions. You earn interest on interest and any capital gains and your money can grow faster over the long run.

[begin Sidebar]

Over the past decade, the fund's strategy -- attention to risk, a search for value and a focus on the long-term -- has served its shareholders well.

[end Sidebar]


Q: FOR THE PAST THREE CALENDAR YEARS, MUNICIPAL BONDS HAVE PRODUCED BETTER RETURNS THAN STOCKS. WHAT DO YOU THINK LIES AHEAD FOR THE FUND GIVEN THE CURRENT BOND MARKET?

BRENDA: As rates decline, the room to generate above-average returns for the fund decreases. The difference in outcomes has become very narrow because of the current interest rate environment. However, when interest rates do increase, new opportunities arise for us to invest maturing bonds, bond coupon payments and portfolio cash in new debt that provides a higher income return.

KARL: If you were trying to time the market you'd be thinking "Okay, where should I be right now?" But assuming your goal is a less-volatile investment with a competitive yield over the long term, then the short-term fluctuations in interest rates should be less of a worry.

NEIL: This gets more to the case that we have been able to make against market timing. A few people might be able to time the market, but that's risky, and it's not what active management is about. I think we really have proven that over a full interest rate cycle, our strategy -- attention to risk, a search for value and a focus on the long-term -- has served our shareholders well. I've said this before, but it bears repeating: The past few years have been great for bond investors, but we can't expect this to last forever. So a conservative approach is the best strategy for the long run.

[begin Sidebar]
[begin bar chart]

                                                        TAX-EXEMPT MONEY          LIMITED TERM TAX-EXEMPT         LEHMAN BROTHERS
                                                          MARKET FUND*             BOND FUND OF AMERICA              MUNICIPAL
                                                                                         CLASS A                    BOND INDEX
'00
Bond prices rose later in the year after the stock
market hit its peak and began to tumble. The Fed
continued the rate increases that began in '99 and
the federal funds rate was raised a total of six times.       3.47%                       7.45%                        11.68%

'01
Despite aggressive rate cutting by the Fed, the
U.S. slid into a recession early on in the year.
September 11 sparked a brief rally in the bond market,
but most of the gain was reversed  when hopes for an
economic recovery pushed interest rates up.                   2.01%                       5.24%                         5.13%

'02
Corporate accounting scandals and a slumping stock
market fueled a new flight to bonds. U.S. interest
rates dropped to 40-year lows.                                0.77%                       7.81%                         9.60%

'03
As of July 31,  interest  rates remained low. The
Fed cut rates to 1.00% on June 25, the lowest level since 1958. Nonetheless, the bond market suffered one of the most rapid selloffs in history in the first weeks of the new fiscal year as investors became more concerned about inflation.

[end bar chart]

[end Sidebar]


MEET THE FUND'S PORTFOLIO COUNSELORS

[three small individual photographs taken of front cover - sky scene, ocean scene and sandy beach scene.]

o Brenda S. Ellerin, who joined Capital in 1991, has been managing fixed income investments for 13 years, focusing on U.S. municipal bonds and bonds issued by non-profit institutions in the healthcare industry. She has an undergraduate degree from the University of Michigan and an MBA from the University of Chicago.

o Neil L. Langberg is one of the fund's original portfolio counselors and has 25 years investment experience, all of which has been spent at Capital Research and Management Company. He is a graduate of Claremont McKenna College and holds an MBA from the University of Chicago.

o Karl J. Zeile joined Capital in 1999 and has 12 years investment experience and focuses on U.S. municipals, lifecare, electric utilities and higher education. He has an economics and humanities degree from Valparaiso University and an MS in public policy from Harvard.

Limited Term Tax-Exempt Bond Fund of America is managed by three portfolio counselors who average 16 years of investment experience. These counselors are part of a unique method of fund management known as the multiple portfolio counselor system, which is utilized by Capital Research and Management Company, the investment adviser to the American Funds. Through this system, counselors consult with each other regularly, but manage individual sections of the portfolio according to their strongest convictions.

[begin bar chart]

A YEAR-BY-YEAR LOOK AT TAX-FREE DIVIDEND INCOME AND TOTAL RETURN

The chart shows full fiscal year periods for years ended July 31. Amounts are in percentages at net asset value with distributions reinvested. Over time, Limited Term Tax-Exempt Bond Fund of America's investment approach has provided shareholders with substantial tax-free dividend income, supplemented in most years by a measure of portfolio appreciation.


[bar chart]

       Total returns      Income returns     Taxable equivalent
                                               income return
                                              (calculated at
                                              35.0% tax rate)

1994*       2.1 %               3.5              5.4
1995        6.5                 5.0              7.7
1996        5.4                 4.9              7.5
1997        8.0                 4.9              7.5
1998        4.9                 4.5              6.9
1999        2.6                 4.2              6.5
2000        3.1                 4.4              6.8
2001        9.0                 4.4              6.8
2002        5.3                 3.9              6.0
2003        2.7                 3.5              5.4

*For the period  October 6, 1993,  to July 31,  1994.

[end bar chart]


INVESTMENT PORTFOLIO - JULY 31, 2003

Portfolio composition
[Begin pie chart]

Texas (TX)                                        18.04 %
Washington (WA)                                    8.76
New York (NY)                                      8.19
Illinois (IL)                                      6.50
Michigan (MI)                                      5.27
California (CA)                                    5.11
North Carolina (NC)                                3.82
Florida (FL)                                       3.60
Indiana (IN)                                       3.36
Colorado (CO)                                      2.79
Other                                             29.22
Cash & equivalents                                 5.34

[End pie chart]



                                                                                      PRINCIPAL     MARKET
                                                                                        AMOUNT      VALUE
FIXED INCOME SECURITIES - 94.66%                                                         (000)      (000)

ALABAMA  -  0.48%
Industrial Dev. Board:
  City of Butler, Pollution Control Rev. Ref. Bonds (James River Project),                1,000      998
    Series 1993, 5.50% 2005
  City of Selma, Environmental Improvement Rev. Ref. Bonds                                2,500    2,563
    (International Paper Co. Projects), Series 2003-A, 4.75% 2011
21st Century Auth., Tobacco Settlement Rev. Bonds,                                        1,000    1,028
    Series 2001, 5.25% 2006


ALASKA  -  1.46%
Industrial Dev. and Export Auth., AMT:
  Power Rev. Bonds (Snettisham Hydroelectric Project),
     First Series, AMBAC Insured:
    5.25% 2005                                                                              930      975
    5.25% 2005 (escrowed to maturity)                                                        70       74
  Revolving Fund Ref. Bonds, Series 2002-A, MBIA insured, 5.50% 2009                      1,685    1,836
Northern Tobacco Securitization Corp., Tobacco Settlement
   Asset-backed Bonds:
  Series 2000:
    5.60% 2010                                                                            1,000      985
    4.75% 2015 (expected maturity 2009)                                                   2,625    2,517
  Series 2001, 5.375% 2021 (expected maturity 2012)                                       6,365    5,415
Student Loan Corp., Student Loan Rev. Bonds, Series 2000-A, AMT,                          2,140    2,348
  AMBAC insured, 5.65% 2010


ARIZONA  -  0.60%
Industrial Dev. Auth.:
  County of Maricopa, Health Fac. Rev. Bonds (Catholic Healthcare West Project),          1,950    1,999
     Series 1998-A, 4.30% 2005
  County of Yavapai, Solid Waste Disposal Rev. Bonds (Waste Management, Inc.              3,750    3,801
     Project), Series 2003-A2, AMT, 4.45% 2028 (put 2008)


CALIFORNIA  -  5.11%
G.O. Bonds, 5.25% 2006                                                                    2,000    2,133
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Ref. Bonds                       4,300,   4,502
  (USA Waste Services, Inc. Project), Series 1998-A, AMT, 5.10% 2018 (put 2008)
Statewide Communities Dev. Auth.:
  Apartment Dev. Rev. Ref. Bonds (Irvine Apartment Communities, LP),                      4,000    4,173
    Series 1998-A1, AMT, 5.05% 2025 (put 2008)
  Cert. of Part. (Catholic Healthcare West Project), Series 1999-A, 6.00% 2009              725      792
  Multi-family Housing Rev. Ref. Bonds, Equity Residential:
    Parkview Terrace Club Apartments, Issue 1999-B, 5.20% 2029 (put 2009)                 1,150    1,204
    Skylark Apartments, Issue 1999-D, 5.20% 2029 (put 2009)                               1,500    1,571
Veterans G.O. Bonds, Series BL, AMT, 4.95% 2007                                           2,560    2,560
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A:
  5.50% 2008                                                                              2,000    2,180
  MBIA insured, 5.25% 2010                                                                6,650    7,249
  5.50% 2010                                                                              1,000    1,077
  FSA insured, 5.25% 2012                                                                 3,825    4,132
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps.:
  Cert. of Part. (Episcopal Homes Foundation), Series 1997-A, 5.25% 2007                    565      575
  Rev. Bonds (San Diego Hospital Association), Series 2001-A, 5.25% 2006                  1,025    1,086
  Rev. Ref. Cert. of Part.:
    American Baptist Homes of the West Facs. Project,                                       720      740
       Series 1997-A, 5.50% 2007
    Episcopal Homes Foundation, Series 1998:
      4.80% 2006                                                                          2,000    2,086
      5.00% 2007                                                                          1,405    1,471
      5.00% 2008                                                                          2,455    2,552
  Multi-family Housing Rev. Ref. Bonds (Archstone/Redwood                                 2,700    2,869
     Shores Apartments), Series 2000-A, 5.30% 2008
  Southern California Presbyterian Homes Obligated Group                                  1,695    1,716
    (Redwood Senior Homes and Services), Rev. Bonds, Series 2002, 5.50% 2012
Long Beach Aquarium of the Pacific, Rev. Bonds (Aquarium of the                           2,505    2,650
  Pacific Project), Series 1995-A, 5.75% 2005 (escrowed to maturity)
City of Torrance, Hospital Rev. Bonds (Torrance Memorial Medical Center),
  Series 2001-A:
  4.70% 2009                                                                              1,010    1,058
  4.80% 2010                                                                                940      973


COLORADO  -  2.79%
Health Facs. Auth., Rev. Bonds:
  Catholic Health Initiatives:
    Series 1998-A, 5.375% 2010                                                            2,145    2,276
    Series 2001, 5.375% 2010                                                              2,000    2,148
    Series 2002-A:
      5.00% 2010                                                                          1,500    1,572
      5.00% 2012                                                                          1,000    1,036
  Covenant Retirement Communities, Inc., Series 2002-B, 5.25% 2011                        1,450    1,431
  The Evangelical Lutheran Good Samaritan Society Project, Series 2002:
    5.00% 2010                                                                            1,000    1,028
    5.00% 2011                                                                            1,100    1,116
Housing and Fin. Auth., Single-family Program:
  Senior Bonds, Series 1995-C2, 5.625% 2009 (2000)                                          140      142
  Senior and Subordinate Bonds, Series 1998-D3, 6.125% 2023                               2,630    2,791
City and County of Denver, Airport System Rev. Ref. Bonds,
  Series 2002-E, AMT, FGIC insured:
  5.00% 2010                                                                              2,000    2,103
  5.00% 2011                                                                              2,000    2,080
  5.00% 2012                                                                              1,500    1,553
Denver Convention Center Hotel Auth. Rev. Bonds, Series 2003-A,                           4,000    4,250
  XLCA insured, 5.00% 2012
EagleBend Affordable Housing Corp., Multi-family Housing Project                          2,125    2,152
  Rev. Ref. Bonds, Series 1997-A, 5.75% 2007
University of Colorado Hospital Auth., Hospital Rev. Ref. Bonds,                          1,000    1,109
  Series 1997-A, AMBAC insured, 5.50% 2007


CONNECTICUT  -  0.66%
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds: (1)
  Series 1996-A, 6.375% 2004 (escrowed to maturity)                                         995    1,053
  Series 1997-B:
    5.55% 2008                                                                            1,000    1,072
    5.70% 2012                                                                            1,000    1,035
Mohegan Tribe of Indians, Gaming Auth. Priority Distribution Payment,                     3,000    3,136
  Public Improvement Bonds, Series 2001, 5.375% 2011


DELAWARE  -  0.22%
Econ. Dev. Auth., Pollution Control Rev. Ref. Bonds (Delmarva Power &                     2,000    2,100
  Light Co. Project), Series 2001-C, AMBAC insured, 4.90% 2026 (put 2011)


DISTRICT OF COLUMBIA  -  2.17%
G.O. Ref. Bonds, FSA insured:
  Series 1993-B2, 5.50% 2010                                                              2,500    2,766
  Series 1999:
    5.50% 2009                                                                              695      774
    5.50% 2009 (escrowed to maturity)                                                       195      219
Cert. of Part., Lease Rev. Bonds, AMBAC insured, Series 2002:
  5.25% 2010                                                                              1,000    1,077
  5.25% 2013                                                                              2,000    2,115
Gallery Place Project, Tax Increment Rev. Bonds, Series 2002, FSA insured:
  5.25% 2009                                                                              1,570    1,725
  5.25% 2010                                                                              1,400    1,524
Hospital Rev. Ref. Bonds (Medlantic Healthcare Group, Inc. Issue),
  Series 1997-A, MBIA insured (escrowed to maturity):
  6.00% 2006                                                                              1,000    1,116
  6.00% 2007                                                                              1,250    1,417
MedStar Health, Inc. Issue, Multimodal Rev. Bonds (Georgetown
  University Hospital and Washington Hospital Center Projects):
  Series 2001-A, 6.40% 2031 (put 2004)                                                    1,000    1,015
  Series 2001B, 6.625% 2031 (put 2005)                                                    2,000    2,087
  Series 2001C, 6.80% 2031 (put 2006)                                                     1,500    1,602
  Series 2001D, 6.875% 2031 (put 2007)                                                    3,000    3,246


FLORIDA  -  3.60%
Dade County, Resource Recovery Fac. Rev. Ref. Bonds, Series 1996,                         3,500    3,871
   AMT, AMBAC insured, 6.00% 2006
Escambia County Health Facs. Auth., Rev. Bonds (Ascension Health                          1,535    1,622
  Credit Group), Series 2003-A, 5.25% 2012
Gainesville Utilities Systems Rev. Bonds, Series 2003-C, 5.00% 2007                       1,500    1,647
Highlands County Health Facs. Auth., Hospital Rev. Bonds (Adventist                       2,000    2,092
  Health System/Sunbelt Obligated Group), Series 2002-B, 5.00% 2010
Hillsborough County:
  Aviation Auth., Tampa International Airport Rev. Bonds, Series 2003-A,                  1,500    1,579
     AMT, MBIA insured, 5.25% 2012
  Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Tampa General
     Hospital Project), Series 2003-A:
    5.00% 2010                                                                            1,905    1,952
    5.00% 2012                                                                            2,195    2,202
Lee County:
  Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell Point/Alliance
     Obligated Group, Shell Point Village Project), Series 1999-A:
    5.25% 2005                                                                            2,185    2,291
    5.25% 2007                                                                            1,250    1,313
    5.50% 2008                                                                            1,000    1,054
    5.50% 2010                                                                            1,200    1,236
    5.75% 2012                                                                            1,800    1,846
  Solid Waste System Rev. Ref. Bonds, Series 2001, AMT, MBIA insured:
    5.25% 2009                                                                            3,000    3,257
    5.25% 2010                                                                            2,000    2,147
School Board of Miami-Dade County, Cert. of Part., MBIA insured:
  Series 2003-B, 5.00% 2031 (put 2011)                                                    2,915    3,083
  Series 2003-C, 5.00% 2027 (put 2008)                                                    2,175    2,365
St. Johns River Power Park System (JEA), Rev. Ref. Bonds, Issue Two,                      1,000    1,092
  Series Eighteen, 5.00% 2009


GEORGIA  -  0.11%
Housing Auth. of the County of DeKalb, Multi-family Housing Rev.                            995    1,023
  Ref. Bonds (The Park at Briarcliff Apartments Project),
  Series 1998-A, 4.55% 2028 (put 2008)


HAWAII  -  0.11%
Cert. of Part. (Kapolei State Office Building), Series 1998-A,                            1,000    1,061
  AMBAC insured, 5.00% 2005
Housing and Community Dev. Corp., Single-family Mortgage                                     25       26
  Purchase Rev. Bonds, Series 2000-A, AMT, 5.90% 2008


IDAHO  -  0.67%
Housing and Fin. Association, AMT:
  Single-family Mortgage Bonds:
    Series 1998-C2, 5.25% 2011                                                              335      349
    Series 1998-E3, 5.125% 2011                                                             460      478
    Series 1998-H, 4.65% 2012                                                               960      980
    Series 1998 I-2, 4.70% 2012                                                             475      495
    Series 2002-F, 4.875% 2023                                                            2,235    2,191
    Series 2003-C, Class III, 4.50% 2023                                                  1,080      968
  Single-family Programs Disclosure Report, Series 1978-A, 5.40% 2021                       985      976



ILLINOIS  -  6.50%
G.O. Bonds:
  Illinois FIRST, Series of December 2002, 5.25% 2010                                     2,000    2,199
  Series of April 1998, FSA insured:
    5.50% 2009 (preref. 2008)                                                             2,055    2,320
    5.50% 2009                                                                            1,945    2,150
G.O. Ref. Bonds, Illinois FIRST, Series of August 2002, 5.25% 2008                        1,000    1,107
Build Illinois Bonds (Sales Tax Rev. Bonds), Illinois FIRST:
  Series of April 2002, 5.50% 2008                                                        1,500    1,675
  Series of November 2002, 5.00% 2012                                                     2,000    2,137
Dev. Fin. Auth., Revolving Fund Rev. Bonds, Series 2002 (Master Trust):
  5.00% 2009                                                                              2,000    2,182
  5.00% 2010                                                                              1,500    1,618
Educational Facs. Auth.:
  Adjustable Medium Term Rev. Bonds:
    Field Museum of Natural History, Series 2002, 4.05% 2036 (put 2011)                   4,000    3,915
    Northwestern University, Series 1997, 5.00% 2032 (put 2009)                           1,000    1,085
  Student Housing Rev. Bonds, Educational Advancement Fund, Inc.                          1,015    1,052
     (University Center Project), Series 2002, 5.25% 2010
Health Facs. Auth.:
  Rev. Bonds:
    Advocate Health Care Network:
      Series 1998-A:
        5.25% 2005                                                                        1,615    1,715
        5.00% 2006                                                                          750      801
        5.00% 2006 (escrowed to maturity)                                                   980    1,067
      Series 2000:
        5.25% 2007                                                                        1,000    1,084
        5.30% 2008                                                                        2,000    2,169
        6.125% 2011                                                                       1,000    1,098
    Centegra Health System, Series 1998, 5.50% 2007                                       2,480    2,671
    Highland Park Hospital Project, Series 1997-A,                                        1,490    1,616
       FGIC insured, 5.50% 2005
    OSF Healthcare System, Series 1999:
      5.25% 2005                                                                            855      907
      5.375% 2006                                                                           900      968
      5.50% 2008                                                                          1,000    1,081
    University of Chicago Hospital, Series 2003, MBIA insured, 5.00% 2008                 1,000    1,084
    Victory Health Services, Series 1997-A, 5.25% 2004                                    1,755    1,799
  Rev. Ref. Bonds:
    Advocate Health Care Network, Series 1997-A:
      5.50% 2004                                                                          1,250    1,302
      5.10% 2005                                                                          1,815    1,922
    Northwestern Medical Faculty Foundation, Inc.,                                        1,810    1,970
       Series 1998, MBIA insured,  5.25% 2006
Metropolitan Pier and Exposition Auth., McCormick Place Expansion                         2,000    2,177
  Project Ref. Bonds, Series 2002-B, MBIA insured, 5.25% 2011
City of Chicago:
    Board of Education, Unlimited Tax G.O. Bonds (Dedicated                               1,000    1,099
       Revenues), Series 2001-C, FSA insured, 5.25% 2010
    Chicago-O'Hare International Airport:
      General Airport Rev. Ref. Bonds, Series 1993-A,                                     2,500    2,620
         MBIA insured, 5.00% 2012
      Passenger Fac. Charge Rev. Bonds, Series 1996-A,                                    4,000    4,381
         AMBAC insured, 5.60% 2010
    Metropolitan Water Reclamation Dist., G.O. Capital Improvement
       Bonds, Limited Tax Series D of December 2002:
      5.00% 2010                                                                          2,700    2,925
      5.00% 2012                                                                          1,350    1,442
Community College Dist. No. 502, Counties of DuPage, Cook                                 1,000    1,079
  and Will, G.O. Bonds, Series 2003-A, 5.00% 2011
Indian Prairie Community, Unit School Dist. Number 204, DuPage and Will                   2,275    2,450
  Counties, School Building Bonds (Naperville/Aurora), Series 1998, 5.25% 2011


INDIANA  -  3.36%
Health Fac. Fncg. Auth.:
  Hospital Rev. Bonds:
    Charity Obligated Group:
      Series 1997-D, 5.00% 2026 (preref. 2007)                                            1,465    1,577
      Series 1999-D, 5.50% 2008                                                           1,000    1,094
    Clarian Health Partners, Inc., Series 1996-A,                                         1,000    1,089
       MBIA insured, 5.25% 2008
    The Methodist Hospitals, Inc., Series 2001:
      5.25% 2008                                                                          1,000    1,075
      5.25% 2009                                                                          2,415    2,578
      5.25% 2010                                                                          1,445    1,517
      5.25% 2011                                                                          1,525    1,588
  Rev. Bonds (Ascension Health Credit Group), Series 2002-F:
    5.50% 2010                                                                            1,000    1,078
    5.50% 2011                                                                            1,640    1,758
State Revolving Fund Program Bonds:
  Series 1998-A, 5.00% 2010                                                               3,085    3,286
  Series 2001-A:
    5.25% 2009                                                                            1,825    2,010
    5.50% 2011                                                                            1,500    1,665
Transportation Fin. Auth., Toll Road Lease Rev. Ref. Bonds,                               4,970    5,395
  Series 1996, AMBAC insured, 5.25% 2010
Boone County Hospital Association, Lease Rev. Bonds,                                      1,200    1,306
  Series 2001, FGIC insured, 5.00% 2009
Trustees of Ivy Tech State College, Ivy Tech State College
  Student Fee Bonds, Series H, AMBAC insured:
  5.00% 2011                                                                              2,000    2,133
  5.00% 2012                                                                              1,000    1,061
The Trustees of Purdue University, Cert. of Part., Series 2001-A:
  5.00% 2009                                                                              1,000    1,093
  5.00% 2010                                                                              1,135    1,227


IOWA  -  0.21%
Fin. Auth., Hospital Rev. Bonds (Mercy Medical Center Project),                           1,000    1,097
  Series 1999, FSA insured, 5.30% 2009
Tobacco Settlement Auth., Asset-backed Bonds,                                             1,000      953
  Series 2001-B, 5.50% 2011


KENTUCKY  -  1.07%
Econ. Dev. Fin. Auth.:
  Health System Rev. Bonds (Norton Healthcare, Inc.),                                     3,000    3,136
     Series 2000-A, 6.125% 2010
  Hospital System Ref. and Improvement Rev. Bonds
     (Appalachian Regional Healthcare, Inc. Project), Series 1997:
    5.20% 2004                                                                            1,000      996
    5.40% 2006                                                                            1,500    1,466
    5.50% 2007                                                                              465      450
City of Ashland, Pollution Control Rev. Ref. Bonds (Ashland Inc.                          4,150    4,252
  Project), Series 1999, 5.70% 2009


LOUISIANA  -  1.26%
Public Facs. Auth.:
  Hospital Rev. Ref. Bonds (Franciscan Missionaries of Our                                4,500    4,903
     Lady Health System Project), Series 1998-A, FSA insured, 5.50% 2006
  Rev. Bonds (Ochsner Clinic Foundation Project), Series 2002-A,                          2,000    2,088
    MBIA insured, 4.00% 2005
Jefferson Parish Hospital Service Dist. No. 2, Parish of Jefferson,                       1,000    1,062
  Hospital Rev. Bonds, Series 1998, FSA insured, 5.00% 2005
Parish of St. Charles, Pollution Control Rev. Ref. Bonds (Entergy                         4,000    4,021
  Louisiana, Inc. Project), Series 1999-C, 5.35% 2029 (put 2003)


MAINE  -  0.45%
Educational Loan Marketing Corp., Senior Student Loan Rev.
  Bonds, Series 1994-A4, AMT:
  5.95% 2003                                                                              1,000    1,011
  6.05% 2004                                                                              1,500    1,545
Housing Auth., Mortgage Purchase Bonds, Series 2001-E1                                    1,000    1,003
  (Non-AMT), 4.125% 2010
Student Loan Rev. Ref. Bonds, Series 1992-A1,                                               880      888
  AMT, 6.30% 2004


MARYLAND  -  0.43%
G.O. Bonds, State and Local Facs. Loan of 2000,                                           1,000    1,127
  Series F, 5.50% 2008
Anne Arundel County, Tax Increment Fncg. Bonds                                            3,015    3,014
  (Parole Town Center Project), Series 2002, 5.00% 2012


MASSACHUSETTS  -  1.76%
G.O. Ref. Bonds, XLCA insured:
  Series 2003-A, 5.25% 2013                                                               2,000    2,135
  Series 2003-B, 5.25% 2009                                                               1,575    1,724
Educational Fncg. Auth., Education Loan Rev. and Ref. Bonds,                              2,030    2,239
  Issue G, Series 2000-A, AMT, MBIA insured, 5.55% 2008
Health and Educational Facs. Auth., Rev. Bonds,
  Partners HealthCare System Issue:
  Series C, 5.00% 2007                                                                    1,550    1,669
  Series E:
    5.00% 2010                                                                            1,000    1,052
    5.00% 2011                                                                            1,000    1,044
    5.00% 2012                                                                            1,500    1,560
Industrial Fin. Agcy. Resource Recovery Rev. Ref. Bonds                                   1,550    1,536
  (Ogden Haverhill Project), Series 1998-A, AMT, 5.15% 2007
Municipal Wholesale Electric Co., A Public Corp. of the Commonwealth
  of Massachusetts, Power Supply Project Rev. Bonds, Series A, MBIA insured:
  Nuclear Project No. 5 Issue, 5.00% 2010                                                 1,205    1,291
  Nuclear Project No. 6 Issue, 5.00% 2010                                                 1,000    1,071
State College Building Auth., Project and Rev. Bonds,                                     1,640    1,743
  Series 2003-A, XLCA insured, 5.00% 2012


MICHIGAN  -  5.27%
Building Auth., Rev. Bonds, Series 2001-II (Facs.                                         2,000    2,190
  Program), 5.25% 2011
Higher Education Student Loan Auth., Student Loan Rev.                                    2,000    2,019
  Ref. Bonds, Series XVII-F, AMT, AMBAC insured,  4.45% 2010
Hospital Fin. Auth.:
  Hospital Rev. Bonds (Henry Ford Health System),                                         1,000    1,087
    Series 1999-A, 5.50% 2008
  Hospital Rev. and Ref. Bonds:
    The Detroit Medical Center Obligated Group:
      Series 1993-A, 6.375% 2009                                                          1,015      878
      Series 1993-B, AMBAC insured, 5.00% 2006                                            1,000    1,046
    MidMichigan Obligated Group, Series 1997-A,                                           2,775    3,051
      FSA insured, 5.50% 2007
    Sparrow Obligated Group, Series 2001, 5.25% 2009                                      1,400    1,495
  Hospital Rev. Ref. Bonds:
    Genesys Health System Obligated Group,                                                1,375    1,389
      Series 1995-A, 7.20% 2003 (escrowed to maturity)
    Hackley Hospital Obligated Group, Series 1998-A, 4.90% 2007                           1,140    1,180
    Henry Ford Hospital:
      Series A:
        5.25% 2010                                                                        2,000    2,096
        5.25% 2011                                                                        2,000    2,075
      Series 1984-A, AMBAC insured, 6.00% 2011                                            1,250    1,432
    Pontiac Osteopathic, Series 1994-A, 5.375% 2006                                       2,285    2,271
    Sinai Hospital of Greater Detroit, Series 1995, 6.00% 2008                            1,000      881
  Variable Rate Rev. Bonds (Ascension Health Credit Group):
    Series 1999-B3, 5.30% 2033 (put 2006)                                                 5,000    5,523
    Series 1999-B4, 5.375% 2033 (put 2007)                                                2,000    2,187
Municipal Bond Auth., School Loan Rev. Ref. Bonds,                                        2,000    2,191
  Series 2003-B, 5.25% 2011
South Central Power Agcy., Power Supply System Rev.
  Ref. Bonds, Series 2002, AMBAC insured:
  5.00% 2009                                                                              2,000    2,197
  5.00% 2010                                                                              2,220    2,413
State Building Auth., College Savings Bonds, Rev.                                         1,000    1,130
  Bonds (Facs. Program), Series 1997-II, 5.50% 2009
State Trunk Line Fund Ref. Bonds, Series 1998-A:
5.25% 2011                                                                                1,000    1,097
5.25% 2012                                                                                1,000    1,093
Underground Storage Tank, Financial Assurance Auth.,                                      2,150    2,351
  Rev. Ref. Bonds, Series 1996-I, AMBAC insured, 5.50% 2009
City of Detroit, G.O. Ref. Bonds (Unlimited Tax),                                         1,000    1,035
  Series 1995-A, 6.25% 2004
Kent Hospital Fin. Auth., Rev. Bonds (Spectrum Health),                                   2,020    2,143
  Series 2001-A, 5.25% 2010
Regents of the University of Michigan, General Rev.                                       1,000    1,069
  Ref. Bonds, Series 2003, 5.00% 2012
Charter County of Wayne, Airport Rev. Ref. Bonds (Detroit Metropolitan                    3,000    3,171
  Wayne County Airport), Series 2002-D, AMT, FGIC insured, 5.25% 2011


MINNESOTA  -  0.32%
Housing Fin. Agcy., Single-family Mortgage Bonds,                                         1,435    1,494
  Series 2000-H, AMT, 4.25% 2006
Minneapolis-St. Paul Metropolitan Airports Commission,                                    1,500    1,630
  AMT, AMBAC insured, 5.50% 2008


MISSISSIPPI  -  0.22%
G.O. Ref. Bonds, Series 2003-A, 5.00% 2012                                                2,000    2,151


MISSOURI  -  0.97%
Health and Educational Facs. Auth., Rev. Bonds                                            3,255    3,382
  (SSM Health Care), Series 2002-A, 5.00% 2011
Industrial Dev. Auth. of the City of Lee's Summit,
  Health Facs. Rev. Bonds (John Knox Village), Series 2002:
  5.75% 2009                                                                              1,255    1,351
  5.875% 2010                                                                             1,325    1,420
St. Louis Airport, Rev. Ref. Bonds (Lambert-St. Louis                                     1,000    1,081
  International), Series 2003-A, FSA insured, 5.25% 2012
St. Louis Municipal Fin. Corp., Leasehold Rev. Ref. Bonds (Convention                     2,000    2,112
  Center Project), Series 2003, AMBAC insured, 4.00% 2007


NEBRASKA  -  0.26%
Investment Fin. Auth., Single-family Housing Rev. Bonds,                                  1,300    1,297
  Series 2002-D, AMT, 3.90% 2009
Airport Auth. of the City of Omaha, Airport Facs. Rev.                                    1,155    1,252
  Ref. Bonds, Series 2001, FSA insured, 5.50% 2012


NEVADA  -  1.22%
Highway Improvement Rev. (Motor Vehicle Fuel Tax) Bonds,                                  2,000    2,198
  Series December 1, 2000-A, 5.00% 2009
Housing Division, Single-family Mortgage Bonds,                                             610      643
  Series 1998-B1, 5.20% 2011
Clark County School Dist., G.O. (Limited Tax) Ref.                                        1,000    1,082
  Bonds, Series 2002-A, FSA insured, 5.00% 2010
City of Henderson, Health Fac. Rev. Bonds (Catholic                                         830      894
  Healthcare West), Series 1998-A, 6.20% 2009
City of Las Vegas, Redev. Agcy., Tax Increment Rev.
  Ref. Bonds (Fremont Street Project), Series 2003-A:
  5.00% 2011                                                                              3,450    3,443
  4.50% 2012                                                                              3,625    3,456


NEW JERSEY  -  1.69%
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds
  (Fellowship Village Project), Series 1998-A:
  5.00% 2006                                                                              1,275    1,314
  5.05% 2007                                                                              1,375    1,415
Educational Facs. Auth., Rev. Bonds, Rider University                                     1,795    1,908
  Issue, Series 2002-A, Radian insured, 5.25% 2012
Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed                       6,000    5,377
  Bonds, Series 2003, 6.125% 2024 (expected maturity 2012)
Transportations Trust Fund Auth., Transportation System
  Rev. Bonds, Series 2003-C:
  5.00% 2008                                                                              2,000    2,178
  5.00% 2009                                                                              2,000    2,171
  5.00% 2010                                                                              1,600    1,720


NEW MEXICO  -  0.61%
Supplemental Severance Tax Bonds, Series 2002-A:
  5.00% 2009                                                                              3,500    3,772
  5.00% 2010                                                                              2,000    2,140


NEW YORK  -  8.19%
Dormitory Auth.:
  Cert. of Part., City University of New York (John Jay                                   1,500    1,661
     College of Criminal Justice Project Ref.), 6.00% 2006
  Mental Health Services Facs. Improvement Rev. Bonds,
    Series 1997-B:
    6.00% 2007                                                                              995    1,106
    6.00% 2007 (escrowed to maturity)                                                         5        6
  Rev. Bonds, Center for Nursing & Rehabilitation, Inc., FHA insured                        325      330
    Mortgage Nursing Home Rev. Bonds, Series 1997, 4.75% 2007
  Secured Hospital Rev. Bonds (Saint Agnes Hospital),                                     1,000    1,067
    Series 1998-A, 4.80% 2006
  Secured Hospital Rev. Ref. Bonds (Wyckoff Heights Medical                               1,000    1,090
    Center), Series 1998-H, 5.125% 2008
  State Personal Income Tax Rev. Bonds (Econ. Dev. and Housing),                          3,500    3,739
    Series 2003-A, 5.00% 2012
  Third General Resolution Rev. Bonds (State University Educational                       6,000    6,330
    Facs. Issue), Series 2002-B, 5.25% 2023 (put 2012)
Housing Fin. Agcy., Health Facs. Rev. Ref. Bonds (New York City),                         5,450    6,016
  Series 1996-A, 6.00% 2006
Metropolitan Transportation Auth., State Service Contract Ref.                            1,000    1,059
  Bonds, Series 2002-A, 5.00% 2012
Thruway Auth.:
  State Personal Income Tax Rev. Bonds (Transportation),                                  1,500    1,637
    Series 2002-A, 5.25% 2010
  Local Highway and Bridge Service Contract Bonds, Series 2002:
    5.25% 2009                                                                            3,055    3,360
    5.25% 2010                                                                            2,000    2,180
Castle Rest Residential Health Care Fac., FHA-insured Mortgage                              835      847
  Rev. Bonds,  Series 1997-A, 4.875% 2007
Local Government Assistance Corp. (A Public Benefit Corp.),                               1,500    1,613
  Subordinate Lien Ref. Bonds, Series 2003-A2, 5.00% 2010
Long Island Power Auth., Electric System General Rev.
  Bonds, Series 2003-B:
  5.00% 2006                                                                              2,000    2,159
  5.00% 2008                                                                              1,615    1,738
  5.00% 2010                                                                              3,000    3,178
  5.00% 2011                                                                              2,000    2,097
City of New York, G.O. Bonds:
  Fiscal 1997, Series L, 5.625% 2007                                                      1,000    1,100
  Fiscal 2001:
    Series B:
      4.90% 2009                                                                          1,000    1,059
      5.50% 2010                                                                          1,000    1,076
    Series D, 5.50% 2009                                                                  1,000    1,091
    Series F, 5.00% 2010                                                                  1,000    1,046
  Fiscal 2003:
    Series A, 5.125% 2010                                                                 2,000    2,107
    Series G, 5.25% 2008                                                                  2,460    2,663
Port Auth. of New York and New Jersey, Consolidated Bonds,
  AMT, Series 131:
  5.00% 2008                                                                              4,260    4,551
  5.00% 2009                                                                              4,000    4,231
Transitional Fin. Auth., Future Tax Secured Ref. Bonds,                                   6,000    6,555
  Fiscal 2003-A, Series A, 5.50% 2026
Triborough Bridge and Tunnel Auth., General Rev. Ref.
  Bonds, Series 2002-B:
  5.00% 2009                                                                              2,000    2,191
  5.00% 2010                                                                              3,000    3,244
Urban Dev. Corp., Correctional and Youth Facs. Service
  Contract Rev. Bonds (Empire State Dev. Corp.), Series 2002-A:
  5.00% 2017 (put 2011)                                                                   4,000    4,185
  5.50% 2017 (put 2011)                                                                   2,500    2,694


NORTH CAROLINA  -  3.82%
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds:
  Series 1993-B:
    6.00% 2005                                                                            1,330    1,360
    7.00% 2008                                                                            1,950    2,202
    6.125% 2009                                                                           1,750    1,917
  Series 1993-C, 5.50% 2007                                                               3,800    4,077
  Series 2003-A:
    5.50% 2010                                                                            1,500    1,580
    5.50% 2011                                                                            1,000    1,045
    5.50% 2012                                                                            2,155    2,243
Infrastructure Fin. Corp. Lease-Purchase Rev. Bonds (Correctional                         2,000    2,154
  Facs. Projects), Series 2003, 4.50% 2007
Municipal Power Agcy. Number 1, Catawba Electric Rev. Bonds:
  Series 1992, MBIA insured, 6.00% 2010                                                   3,000    3,399
  Series 1997-A, MBIA insured, 5.125% 2011                                                3,750    4,001
  Series 1999-B:
    6.50% 2009                                                                            1,660    1,874
    6.625% 2010                                                                           2,500    2,828
  Series 2003-A:
    5.50% 2012                                                                            2,500    2,656
    5.50% 2013                                                                            2,250    2,379
  Series 2003-D, 5.375% 2010                                                              2,000    2,093
City of Charlotte, Airport Rev. Bonds, Series 1999-B, AMT,                                1,035    1,107
  MBIA insured, 5.125% 2009


OHIO  -  2.10%
Higher Educational Fac. Commission, Adjustable Rev. Bonds
  (Kenyon College 2002 Project):
  4.30% 2037 (put 2010)                                                                   2,000    2,013
  4.60% 2037 (put 2012)                                                                   2,000    1,999
The Student Loan Funding Corp., Cincinnati, Student Loan Rev. Bonds,                      1,000    1,009
  Series 1988-B3, AMT, AMBAC insured, 5.125% 2005
Akron, Bath and Copley Joint Township Hospital Dist., Hospital Facs. Rev.                 2,970    3,034
  Bonds, Series 1993-A (Summa Health System Project), 5.75% 2008
County of Knox, Hospital Facs. Rev. Ref. Bonds (Knox Community                            1,155    1,215
  Hospital), Series 1998, Radian insured, 4.70% 2008
County of Lorain, Hospital Facs. Rev. Bonds (Catholic
  Healthcare Partners):
  Series 2001-A, 5.25% 2010                                                               2,275    2,386
  Series 2002-A:
    5.00% 2010                                                                            1,945    2,011
    5.50% 2011                                                                            2,040    2,164
    5.50% 2012                                                                            2,150    2,284
County of Montgomery, Rev. Bonds (Catholic Health Initiatives),                           2,000    2,083
  Series 2001, 4.00% 2005


OREGON -  0.23%
Salem-Keizer School Dist. No. 24J, Marion and Polk Counties,                              2,000    2,169
  G.O. Bonds, Series 1999, 5.25% 2010


PENNSYLVANIA  -  1.60%
Housing Fin. Agcy., Single-family Mortgage Rev. Bonds,                                      910      895
  Series 2002-74, AMT, 4.25% 2012
Erie County, Industrial Dev. Auth., Environmental Improvement Rev. Ref.                   4,000    4,206
  Bonds (International Paper Co. Projects), Series 2002-A, 4.90% 2009
Hospitals and Higher Education Facs. Auth. of Philadelphia, Health
  System Rev. Bonds (Jefferson Health System), Series 1997-A:
  5.50% 2006                                                                              2,045    2,197
  5.50% 2008                                                                              1,000    1,084
Philadelphia Auth. for Industrial Dev., Airport Rev. Bonds (Philadelphia                  3,410    3,659
  Airport System Project), Series 1998-A, AMT, FGIC insured, 5.25% 2009
Scranton-Lackawanna Health and Welfare Auth., Hospital Rev. Ref. Bonds                    1,250    1,334
  (The Community Medical Center Project), MBIA insured, 5.25% 2005
Westmoreland County Industrial Dev. Auth., Variable Rate Rev. Bonds                       2,000    2,058
  (National Waste and Energy Corp.; Valley Landfill Expansion Project),
   Series 1993, AMT, 5.10% 2018 (put 2009)


PUERTO RICO  -  0.58%
G.O. Bonds, Series D, FSA insured, 5.00% 2021 (put 2008)                                  1,000    1,094
Children's Trust Fund, Tobacco Settlement Asset-backed Bonds,                             4,040    4,498
  Series 2000, 5.75% 2020 (preref. 2010)


RHODE ISLAND  -  0.26%
Health and Educational Building Corp., Hospital Fncg. Rev.
  Bonds, Lifespan Obligated Group Issue, Series 2002:
  5.75% 2009                                                                              1,340    1,414
  5.75% 2010                                                                              1,020    1,060


SOUTH CAROLINA  -  0.60%
Housing Fin. and Dev. Auth. Mortgage Rev. Bonds,                                          1,260    1,327
  Series 2000 A-2, AMT, FSA insured, 5.875% 2009
Georgetown County, Pollution Control Rev. Ref. Bonds                                      2,000    2,066
  (International Paper Co. Projects), Series 1999-A, 5.125% 2012
Tobacco Settlement Rev. Management Auth., Tobacco Settlement                              1,500    1,339
  Asset-backed Bonds, Series 2001-B, 6.00% 2022 (expected maturity 2012)
York County, Pollution Control Facs. Rev. Bonds (Bowater Inc.                             1,000    1,028
  Project), Series 1990, AMT, 7.625% 2006

SOUTH DAKOTA  -  0.37%
Housing Dev. Auth.:
  Homeownership Mortgage Bonds:
    Series 1996-A, 5.50% 2010                                                               100      100
    Series 2000-H, 5.00% 2009                                                             1,300    1,355
    Series 2001-C, 4.55% 2010                                                               980      998
  Multiple Purpose Bonds, 2002 Series A, FSA insured, 4.15% 2009                          1,170    1,198


TENNESSEE  -  1.42%
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref.                              6,010    6,294
  Bonds (Federal Express Corp.),Series 2001, 5.00% 2009
Metropolitan Government of Nashville and Davidson County, G.O.                            1,000    1,081
  Multi-Purpose Improvement Bonds, Series 1997-A, 5.125% 2010
Health, Educational and Housing Facs. Board of the County of
  Sullivan (Wellmonth Health System Project):
  Hospital Rev. Bonds, Series 2002:
    5.50% 2006                                                                            1,475    1,576
    5.75% 2007                                                                            1,555    1,672
  Hospital Rev. Ref. Bonds, Series 2003:
    5.00% 2007                                                                            1,000    1,044
    Radian insured, 5.00% 2009                                                            2,000    2,118


TEXAS  -  18.04%
G.O. Bonds, Water Financial Assistance and Ref. Bonds,                                    2,205    2,372
  Series 2003-C, 5.00% 2011
Public Fin. Auth., G.O. Ref. Bonds:
  Series 1997, 5.25% 2011                                                                 2,000    2,159
  Series 2002, 5.25% 2007                                                                 1,500    1,661
  Series 2003, 5.00% 2010                                                                 1,100    1,190
College Student Loan Bonds, Series 2000, AMT, 5.50% 2010                                  1,000    1,086
City of Austin:
  Public Improvement Bonds:
    Series 1999, 5.75% 2011                                                               1,500    1,669
    Series 2001, 5.00% 2010                                                               2,000    2,166
  Travis and Williamson Counties, Series 2003:
    Electric Utility Rev. Ref. Bonds, MBIA insured, 5.00% 2011                            1,950    2,094
    Public Improvement Ref. Bonds:
      5.00% 2011                                                                          1,220    1,311
      5.00% 2012                                                                          1,000    1,069
Bell County Health Facs. Dev. Corp., Retirement Fac. Rev. Bonds
  (Buckner Retirement Services, Inc. Obligated Group Project), Series 1998:
  5.00% 2005                                                                              1,330    1,401
  5.00% 2007                                                                              1,470    1,556
Bexar County, Tax-Exempt Venue Project Rev. Bonds, Series 2000,                           2,000    2,240
  MBIA insured, 5.50% 2009
Brazos River Auth., AMT:
  Collateralized Pollution Control Rev. Ref. Bonds (Texas
     Utilities Electric Co. Project):
    Series 1994-B, 5.40% 2029 (put 2006)                                                  1,000    1,044
    Series 1995-B, 5.05% 2030 (put 2006)                                                  1,000    1,035
  Pollution Control Rev. Ref. Bonds (TXU Electric Co. Project),                           1,000    1,034
    Series 2001-C, 5.75% 2036 (put 2011)
Brazos River Harbor Navigation Dist. of Brazoria County, Environmental
  Facs. Rev. Bonds (The Dow Chemical Co. Project):
  Series 2002-A4, AMT, 5.20% 2033 (put 2008)                                              6,450    6,777
  Series 2002-B3, 5.15% 2033 (put 2009)                                                   1,000    1,032
Industrial Dev. Corp. of Port of Corpus Christi, Rev. Ref. Bonds (Valero                  1,000    1,033
  Refining and Marketing Co. Project), Series 1997-D, AMT, 5.125% 2009
Cypress-Fairbanks Independent School Dist., Unlimited Tax Ref. and                        2,000    2,170
  Schoolhouse Bonds, Series 2001, 5.25% 2011
City of Dallas (Dallas, Denton, Collin and Rockwell Counties),
  Series 1998:
  G.O. Ref. and Improvement Bonds, 5.00% 2012                                             4,000    4,205
  Waterworks and Sewer System Rev. Ref. Bonds:
    5.125% 2010                                                                           1,490    1,626
    5.00% 2011                                                                            1,800    1,914
City of Fort Worth (Tarrant and Denton Counties):
  General Purpose Ref. Bonds, Series 2002, 5.00% 2010                                     1,000    1,079
  Water and Sewer System Rev. Ref. and Improvement Bonds,                                 1,000    1,069
     Series 2003, 5.00% 2011
Fort Worth Independent School Dist. (Tarrant County), School                              3,560    3,805
  Building Unlimited Tax Bonds, Series 2001-A, 5.00% 2011
Gulf Coast Waste Disposal Auth., Solid Waste Disposal Rev. Bonds,                         1,500    1,501
  (Waste Management of Texas, Inc. Travis County Project),
    Series 2003C, AMT, 2.85% 2028 (put 2004)
Harris County:
  G.O. and Rev. Ref. Bonds, Series 2002, 5.25% 2010                                       1,585    1,738
  Permanent Improvement and Ref. Bonds, Series 2002, 5.00% 2010                           4,645    5,023
  Health Facs. Dev. Corp.:
    Hospital Rev. Bonds:
      Memorial Hermann Hospital System Project, Series 1998,                              1,000    1,087
         FSA insured, 5.25% 2008
      Memorial Hospital System Project, Series 1997-A, MBIA insured:
        6.00% 2009                                                                        3,215    3,621
        6.00% 2010                                                                        1,500    1,676
    Hospital Rev. Ref. Bonds, Children's Hospital Project, Series 1995,                   1,000    1,057
       MBIA insured, 6.00% 2004 (escrowed to maturity)
    Rev. Bonds (St. Luke's Episcopal Hospital):
      Series 2001-A:
        5.50% 2010                                                                        1,705    1,830
        5.50% 2011                                                                        1,000    1,069
      Series 2002:
        5.00% 2009                                                                          700      743
        5.00% 2010                                                                          735      769
        5.00% 2011                                                                          770      800
        5.00% 2012                                                                          810      838
City of Houston, Airport System Subordinate Lien Rev. Bonds:
  Series 1998-B, AMT, FGIC insured:
    5.25% 2009                                                                            2,500    2,681
    5.25% 2012                                                                            2,915    3,009
  Series 2002-B, FSA insured, 5.25% 2011                                                  2,000    2,171
Jefferson County, Health Facs. Dev. Corp., Baptist Hospitals of                           1,000    1,025
  Southeast Texas, FHA insured Mortgage Rev. Bonds, Series 2001,
   AMBAC insured, 4.50% 2010
Katy Independent School Dist. (Fort Bend, Harris and Waller Counties),
  Unlimited Tax School Building Bonds, Series 2002-A:
  5.25% 2011                                                                              1,000    1,085
  5.25% 2012                                                                              2,000    2,162
Lower Colorado River Auth.:
  Rev. Ref. Bonds, Series 2002, MBIA insured, 5.00% 2010                                  1,500    1,619
  Transmission Contract Ref. Rev. Bonds (LCRA Transmission Services                       2,000    2,178
    Corp. Project), Series 2003-B, FSA insured, 5.00% 2007
North Central Health Facs. Dev. Corp., Hospital Rev. Bonds :
  Baylor Health Care System Project, Series 2002:
    5.50% 2006                                                                            3,000    3,232
    5.50% 2009                                                                              960    1,039
    5.50% 2010                                                                            1,140    1,220
  Children's Medical Center of Dallas Project, AMBAC                                      1,100    1,186
    insured, 5.00% 2009
North Texas Tollway Auth., Dallas North Tollway System,                                   5,000    5,428
  Series 2003, AMBAC insured, 5.00% 2038 (put 2008)
City of Plano (Collin and Denton Counties), G.O. Ref. and                                 3,300    3,573
  Improvement Bonds, Series 2003, 5.00% 2010
Plano Independent School Dist. (Collin County), Unlimited Tax                             1,000    1,069
  School Building and Ref. Bonds, Series 2001,  5.00% 2011
Sabine River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric                       2,000    2,061
  Company Project), Series 2001-A, 5.50% 2022 (put 2011)
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref.                          3,740    3,961
  Bonds, Series 2002-A, 5.50% 2010
City of San Antonio:
  General Improvement and Ref. Bonds:
    Tax-Exempt Obligations, Series 1998, 5.00% 2009                                       2,000    2,146
    Series 2001, 5.00% 2010                                                               2,000    2,154
  General Improvement Forward Ref. Bonds, Series 2002, 5.00% 2011                         3,000    3,223
  Airport System Rev. Improvement Bonds, Series 2002, AMT, FGIC insured:
    5.50% 2009                                                                            1,000    1,088
    5.50% 2010                                                                            1,000    1,078
  Electric and Gas Systems Rev. and Ref. Bonds:
    New Series 1997:
      5.30% 2011 (preref. 2007)                                                           1,945    2,157
      5.30% 2011                                                                          1,555    1,674
    Series 1998-B, 5.125% 2009                                                            2,455    2,684
    New Series 2002, FSA insured:
      5.25% 2011                                                                          4,500    4,881
      5.25% 2012                                                                          2,000    2,163
    New Series 2003-A (forward delivery), 5.00% 2007                                      1,000    1,084
    New Series 2003 (forward delivery), 5.25% 2011                                        1,000    1,069
Socorro Independent School Dist. (El Paso County), Unlimited Tax                          1,255    1,371
  School Building Ref. Bonds, Series 2001, 5.00% 2009
Tarrant County, Health Facs. Dev. Corp.:
  Health Resources System Rev. Bonds, Series 1997-A, MBIA                                 1,000    1,092
     insured, 5.50% 2007
  Hospital Rev. Bonds (Baylor Health Care System Project),                                1,635    1,749
    Series 2002-A, 5.00% 2008
Tarrant Regional Water Dist., A Water Control and Improvement Dist.,                      2,000    2,155
  Water Rev. Ref. and Improvement Bonds, Series 2002, FSA insured, 5.00% 2010
Turnpike Auth., Central Turnpike System, Second Tier Bond Anticipation                    9,500   10,366
  Notes, Series 2002, 5.00% 2008
Board of Regents of the Texas A&M University System:
  Permanent University Fund Ref. Bonds, Series 2003, 5.25% 2012                           1,250    1,366
  Rev. Fncg. System Bonds, 5.10% 2010                                                     2,000    2,148
Board of Regents of The University of Texas System:
  Rev. Fncg. System Bonds:
    Series 1996-B, 5.00% 2011                                                             2,000    2,121
    Series 2001-B, 5.00% 2011                                                             1,150    1,237
    Series 2003-A, 5.00% 2009                                                             1,000    1,094
    Series 2003-B:
      5.25% 2010                                                                          1,500    1,647
      5.25% 2012                                                                          3,000    3,270
  Rev. Fncg. System Rev. and Ref. Bonds:
    Series 2002, FSA insured, 5.00% 2010                                                  1,400    1,509
    Series 2002-B, 5.25% 2012                                                             1,000    1,090
Waco Health Facs. Dev. Corp., Rev. Ref. Bonds (Hillcrest Health
  System), Series 2003, MBIA insured:
  5.00% 2010                                                                              2,040    2,167
  5.00% 2011                                                                              3,715    3,918


UTAH  -  0.55%
Housing Corp., Single-family Mortgage Bonds, AMT:
  Series 2002-C2, Class III, 5.25% 2018                                                   1,980    1,995
  Series 2002-D, 5.00% 2018                                                                 985      978
  Series 2002-E2, Class III, 4.95% 2019                                                   1,000    1,004
Housing Fin. Agcy. (Federally Insured or Guaranteed Mortgage Loans):
  Single-family Mortgage Bonds, AMT:
    1998 Issue D-2, 5.25% 2012                                                              195      205
    1998 Issue E-1, 5.25% 2012                                                              225      236
    1998 Issue F-2, 4.25% 2008                                                              805      834
  Single-family Mortgage Purchase Ref. Bonds, Series 1996, 5.45% 2004                       110      113


VERMONT  -  0.27%
Educational and Health Buildings Fncg. Agcy., Hospital Rev. Bonds (Medical                2,500    2,556
  Center Hospital of Vermont Project), Series 1993, FGIC insured, 5.75% 2007


VIRGIN ISLANDS  -  0.52%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes),                        4,765    4,999
  Senior Lien, Series 1998-A, 5.20% 2010


VIRGINIA  -  1.27%
Housing Dev. Auth., AMT:
  Commonwealth Mortgage Bonds, Series 2000-A1, 5.55% 2008                                 1,175    1,233
  Rental Housing Bonds, Series 2000-D, 5.50% 2008                                         1,070    1,120
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution),
  Series 2002, AMT:
  5.00% 2010                                                                              2,000    2,123
  5.00% 2011                                                                              4,345    4,569
  5.00% 2012                                                                              1,000    1,048
Industrial Dev. Auth. of the County of Charles City, Tax-Exempt Adjustable                2,000    2,142
  Mode Solid Waste Disposal Rev. Bonds (Waste Management, Inc.),
  Series 2002, AMT, 6.25% 2027 (put 2012)


WASHINGTON  -  8.76%
G.O. Bonds, Series 1999-S1, 5.00% 2012                                                    4,700    4,928
Motor Vehicle Fuel Tax G.O Bonds, Series A, 5.375% 2007                                   3,000    3,238
Various Purpose G.O. Bonds:
  Series 1999-A, 5.25% 2010                                                               1,000    1,085
  Series 2000-B, 6.00% 2010                                                               1,130    1,278
Health Care Facs. Auth., Series 1997-A, MBIA insured:
  Weekly Rate Demand Rev. Bonds (Virginia Mason Medical                                   1,000    1,107
     Center), 6.00% 2006
  Rev. Bonds (Catholic Health Initiatives), 5.10% 2010                                    1,000    1,066
Higher Education Facs. Auth., Rev. and Rev. Ref. Bonds (Gonzaga                           1,000    1,077
  University Project), Series 1998, MBIA insured, 4.80% 2009
Public Power Supply System, Rev. Ref. Bonds:
  Nuclear Project No. 2:
    Series 1997-B, 5.50%  2006                                                            1,000    1,091
    Series 1998-A:
      5.00% 2005                                                                          5,250    5,576
      5.00% 2012                                                                          4,000    4,153
 Nuclear Project No. 3, Series 1997-A, FSA insured, 5.10% 2010                            1,000    1,075
Clark County, Evergreen School Dist. No. 114, Unlimited Tax G.O. Bonds,                   1,000    1,077
  Series 2002, FSA insured, 5.00% 2011
Energy Northwest, Columbia Generating Station Ref. Electric Rev. Bonds,                   3,500    3,801
  Series 2003-A, FSA insured, 5.50% 2012
Grays Harbor County, Public Utility Dist. No. 1, Electric Rev. Bonds,                     1,295    1,406
  Series 2001, AMBAC insured, 5.00% 2009
King County:
  Limited Tax G.O. Bonds:
    Series 1991-A, 5.00% 2009                                                             2,500    2,654
    Baseball Stadium:
      Series 1997-D, 5.60% 2009                                                           3,710    4,153
      Series 2002, 5.00% 2008                                                             2,000    2,201
  Sewer Rev. Ref. Bonds, Series 1999-B, FSA insured:
    5.25% 2010                                                                            2,000    2,183
    5.25% 2011                                                                            2,895    3,146
Public Utility Dist. No. 1 of Lewis County, Cowlitz Falls Hydroelectric                   2,000    2,132
  Project Rev. Ref. Bonds, Series 2003, XLCA insured, 5.00% 2011
City of Seattle:
  Municipal Light and Power Rev. Bonds, Series 1997, 5.00% 2010                           1,000    1,066
  Municipal Light and Power Improvements and Rev. Ref. Bonds, Series 2001,                1,000    1,090
     FSA insured, 5.50% 2012
Port of Seattle:
  Passenger Fac. Charge Rev. Bonds, Series 1998-B, AMT, AMBAC insured:
    5.25% 2009                                                                            1,000    1,077
    5.25% 2011                                                                            2,000    2,087
  Rev. Bonds, Series 2001-B, AMT, FGIC insured:
    5.50% 2009                                                                            1,605    1,743
    5.50% 2010                                                                            3,000    3,229
  Special Fac. Rev. Bonds (SEATAC Fuel Facs. LLC), Series 2003, AMT,                      1,510    1,560
     MBIA insured, 5.00% 2012
  Subordinate Lien Rev. Bonds, Series 1999-B, AMT, FGIC insured,                          1,500    1,636
     5.50% 2009
Snohomish County:
  Limited Tax G.O. Bonds:
    Series 2001, 5.00% 2010                                                               3,000    3,254
    Series 2003, 5.00% 2012                                                               3,180    3,407
  Everett School Dist. No. 2, Unlimited Tax G.O. Ref. Bonds, Series 2003,                 1,890    2,033
     4.50% 2007
  Public Utility Dist. No. 1, Generation System Rev. Ref. Bonds,
     Series 2002-B, FSA insured:
    5.25% 2009                                                                            1,000    1,109
    5.25% 2010                                                                            2,000    2,196
    5.25% 2011                                                                            7,000    7,638
Spokane Regional Solid Waste Management System Rev. Ref Bonds, Series 2001,               1,650    1,777
  AMBAC insured, 5.25% 20011
City of Tacoma, Electric System Rev. and Ref. Bonds, Series 2001-A,                       1,100    1,211
  FSA insured, 5.50% 2011


WISCONSIN  -  2.50%
G.O. Ref. Bonds, Series 1998-1, 5.50% 2010                                                2,210    2,467
Health and Educational Facs. Auth.:
  Rev. Bonds:
    Froedtert & Community Health Obligated Group, Series 2001,                            1,935    2,106
       5.65% 2009
    Gundersen Lutheran, Series 2003-A, FSA insured:
      5.00% 2009                                                                          1,500    1,615
      5.00% 2010                                                                          1,200    1,278
    Hospital Sisters Services, Inc. - Obligated Group, MBIA insured,                      1,195    1,238
       4.85% 2011
    The Monroe Clinic, Inc., Series 1999, 4.60% 2008                                      1,010    1,044
    Wheation Franciscan Services, Series 2003-A:
      5.00% 2008                                                                          1,595    1,725
      5.00% 2012                                                                          2,065    2,175
  Variable Rate Hospital Rev. Bonds (Charity Obligated Group, Daughters of                3,225    3,464
     Charity National Health System), Series 1997-D, 4.90% 2015
     (preref. 2005/put 2005)
Housing and Econ. Dev. Auth., Housing Rev. Bonds, Series 2000C,                           1,005    1,031
  MBIA insured, 4.35% 2009
City of Milwaukee, G.O. Corporate Purpose Bonds, Series R,                                2,200    2,449
  5.50% 2010
Badger Tobacco Asset Securitization Corp., Tobacco Settlement
  Asset-backed Rev. Bonds:
  5.50% 2006                                                                              1,000    1,021
  5.00% 2008                                                                              1,350    1,325
  5.75% 2011                                                                              1,000      968
                                                                                                 912,527

                                                                                      Principal   Market
                                                                                        amount     value
SHORT-TERM SECURITIES - 5.70%                                                           (000)      (000)

Public Building Auth. of the City of Clarksville, Tennessee, Adjustable Rate
  Pooled Fncg. Rev. Bonds: (2)
  Series 2001, 0.95% 2031                                                                 4,130    4,130
  Tennessee Municipal Bond Fund, Series 2003, 0.95% 2033                                  2,600    2,600
Guadalupe-Blanco River Authority (Texas) Pollution Control Rev. Ref. Bonds                2,365    2,365
  (Central Power and Light Company Project), Series 1995, 0.90% 2015 (2)
Harris County, Texas, Tax-Exempt Commercial Paper, Series A-1,                            1,500    1,500
  0.85% 8/5/2003
Jacksonville Health Facs. Auth., Florida, Hospital Rev. and Ref. Bonds                    5,700    5,700
  (Genesis Rehabilitation Hospital Project), Series 1996, 0.95% 2021 (2)
Regional Airport Auth. Of Louisville and Jefferson County, Kentucky,                      2,150    2,150
  Special Facs. Rev. Bonds (UPS Worldwide Forwarding, Inc. Project),
  Series 1999-A, AMT, 0.90%, 2029 (2)
The Curators of the University of Missouri Systems Facs. Demand Rev. Bonds,               2,400    2,400
  Series 2001-A, 0.90% 2031 (2)
Public Building Auth. of the County of Montgomery, Tennessee, Adjustable Rate             2,795    2,795
  Pooled Fncg. Rev. Bonds (Tennessee County Loan Pool), Series 2002,
  0.95% 2032 (2)
City of New York, New York, G.O. Bonds, Series 2004-A-5,                                  2,000    2,000
  0.85% 2031 (2)
County of Riverside, California, Cert. of Part. ACES (Riverside County Public             4,000    4,000
  Facs. Project), Series 1985-B, 0.80% 2015 (2)
Industrial Dev. Auth. of the City of Roanoke, Virginia, Hospital Rev.
  Ref. Bonds, (Carilion Health System Obligated Group):
  Series 2002-C, 0.87% 2027 (2) (3)                                                       2,310    2,310
  Series 2002-D, 0.92% 2027 (2) (3)                                                       3,675    3,675
City of San Antonio, Texas, G.O. Tax-Exempt Commercial Paper, Series 2003,                4,000    4,000
  0.95% 8/12/2003
Port of Seattle, Washington, Tax-Exempt Commercial Paper, Series 2001-B1,                 1,500    1,500
  AMT, 0.90% 9/5/2003
Tax and Rev. Anticipation Notes, Texas, Series 2002, 2.75% 8/29/2003 (3)                  6,300    6,309
Tulsa County, Oklahoma, Industrial Auth., Demand First Mortgage Rev. Bonds                1,600    1,600
  (Montereau in Warren Woods Project), Series 2002-A, 0.90% 2032 (2)
Industrial Dev. Auth. of the City of Waynesboro, Virginia, Variable Rate                  1,425    1,425
  Residential Care Facs. Rev. Bonds (Sunnyside Presbyterian Home), Series 1997,
  0.87% 2028 (2)
Will County, Illinois, Exempt Facs. Industrial Rev. Bonds (BP Amoco Chemical              2,000    2,000
  Company Project) Series 2001, 0.93% 2031 (2)
State of Wisconsin, Health and Educational Facs. Demand Obligation (Alexian               2,500    2,500
  Villiage) Commercial Paper, Series 1988-A, 0.77% 8/4/2003
                                                                                                  54,959
TOTAL INVESTMENT SECURITIES (cost: $958,708,000)                                                 967,486
Other assets less liabilities                                                                     -3,524
NET ASSETS                                                                                      $963,962


(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.
(3) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

See Notes to Financial Statements


KEY TO ABBREVIATIONS

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue



FINANCIAL STATEMENTS

                    (dollars and shares in thousands, except per-share amounts)

STATEMENT OF ASSETS AND LIABILITIES
at July 31, 2003

ASSETS:
  Investment securities at market (cost: $958,708)              $967,486
  Cash                                                                36
  Receivables for:
    Sales of fund's shares                          $6,797
    Interest                                        10,894        17,691
                                                                 985,213
LIABILITIES:
  Payables for:
    Purchases of investments                         9,882
    Repurchases of fund's shares                    10,001
    Dividends on fund's shares                         694
    Investment advisory services                       230
    Services provided by affiliates                    366
    Deferred Trustees' compensation                     42
    Other fees and expenses                             36        21,251
NET ASSETS AT JULY 31, 2003                                     $963,962

NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest              $961,542
  Undistributed net investment income                                196
  Accumulated net realized loss                                   (6,554)
  Net unrealized appreciation                                      8,778
NET ASSETS AT JULY 31, 2003                                     $963,962

[begin table]

Shares of beneficial interest issued and outstanding -
unlimited shares authorized
                                                                    Net
                                            Shares              asset value
               Net assets                outstanding            per share (1)
Class A          $737,948                 48,630                  $15.17
Class B            50,734                  3,343                   15.17
Class C           105,789                  6,971                   15.17
Class F            28,948                  1,908                   15.17
Class R-5          40,543                  2,672                   15.17


(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.76.

[end table]



STATEMENT OF OPERATIONS                                  (dollars in thousands)
for the year ended July 31, 2003

INVESTMENT INCOME:
  Income:
    Interest                                                        $33,168

  Fees and expenses:
    Investment advisory services                     $2,779
    Distribution services                             3,183
    Transfer agent services                             154
    Administrative services                             204
    Reports to shareholders                              78
    Registration statement and prospectus               190
    Postage, stationery and supplies                     19
    Trustees' compensation                               26
    Auditing and legal                                   50
    Custodian                                            17
    State and local taxes                                14
    Federal income tax                                   11
    Other                                                31
    Total expenses before reimbursement               6,756
      Reimbursement of expenses                         458           6,298
  Net investment income                                              26,870

NET REALIZED LOSS AND UNREALIZED
  DEPRECIATION ON INVESTMENTS
  Net realized loss on investments                                   (4,184)
  Net unrealized depreciation on investments                         (7,005)
    Net realized loss and unrealized depreciation
    on investments                                                  (11,189)
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                   $15,681


See Notes to Financial Statements


STATEMENT OF CHANGES IN NET ASSETS                       (dollars in thousands)

                                                         Year ended July 31
                                                           2003       2002
OPERATIONS:
  Net investment income                                  $26,870    $16,232
  Net realized (loss) gain on investments                 (4,184)       278
  Net unrealized (depreciation) appreciation              (7,005)     6,979
    on investments
    Net increase in net assets
      resulting from operations                           15,681     23,489

DIVIDENDS PAID TO SHAREHOLDERS                           (26,832)   (16,149)
  FROM NET INVESTMENT INCOME

CAPITAL SHARE TRANSACTIONS                               371,639    282,305

TOTAL INCREASE IN NET ASSETS                             360,488    289,645

NET ASSETS:
  Beginning of year                                      603,474    313,829
  End of year (including undistributed net
    investment income: $196 and $200, respectively)     $963,962   $603,474


See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Limited Term Tax-Exempt Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities between three and 10 years.

The fund offers five share classes consisting of four retail share classes and one retirement plan share class. The fund's share classes are described below:



---------------------------------------------------------------------------------------------------------
                         Initial sales         Contingent deferred sales
 Share class                charge              charge upon redemption             Conversion feature
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
   Class A                Up to 3.75%           None (except 1% for certain        None
                                                redemptions within one year of
                                                purchase without an initial
                                                sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
   Class B                None                  Declines from 5% to zero for       Class B converts to
                                                redemptions within six years       Class A after eight
                                                of purchase                        years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
   Class C                None                  1% for redemptions within one      Class C converts to
                                                year of purchase                   Class F after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
   Class F                None                  None                               None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
   Class R-5              None                  None                               None

---------------------------------------------------------------------------------------------------------



Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

     SECURITY VALUATION - Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity, the date the security is expected to be called or refunded by the issuer or the date at which the investor can redeem the security with the issuer. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Trustees.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

     CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends paid to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

2. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. As of July 31, 2003, there were no material differences between book and tax reporting. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of July 31, 2003, the cost of investment securities for federal income tax purposes was $958,478,000.

During the year ended July 31, 2003, the fund reclassified $42,000 from undistributed net investment income and $105,000 from additional paid-in capital to accumulated net realized loss to align financial reporting with tax reporting.

As of July 31, 2003, the components of distributable earnings on a tax basis were as follows:

[begin table]
                                                         (dollars in thousands)
Undistributed net investment income                                       $702
Short-term and long-term capital loss deferrals                         (6,554)
Gross unrealized appreciation on investment securities                  18,866
Gross unrealized depreciation on investment securities                  (9,858)

[end table]

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $1,018,000, $390,000, $261,000, $702,000 and $3,146,000
expiring in 2004, 2005, 2008, 2009 and 2011, respectively. These numbers reflect the expiration of a capital loss carryforward of $112,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in the future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. Also included are capital losses of $1,037,000, that were realized during the period November 1, 2002 through July 31, 2003.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):



                           Distributions from ordinary income
                                   Net       Short-term        Distributions        Total
                                investment    capital         from long-term    distributions
Share class(1)                    income       gains           capital gains        paid

YEAR ENDED JULY 31, 2003
Class A                         $ 21,827          -                  -           $ 21,827
Class B                              954          -                  -                954
Class C                            2,062          -                  -              2,062
Class F                              732          -                  -                732
Class R-5                          1,257          -                  -              1,257
Total                           $ 26,832          -                  -           $ 26,832

YEAR ENDED JULY 31, 2002
Class A                         $ 15,088          -                  -           $ 15,088
Class B                              231          -                  -                231
Class C                              566          -                  -                566
Class F                              223          -                  -                223
Class R-5                             41          -                  -                 41
Total                           $ 16,149          -                  -           $ 16,149

(1) Class R-5 shares were offered beginning July 15, 2002.



3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES -The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.30% on the first $60 million of daily net assets and 0.21% on such assets in excess of $60 million. The agreement also provides for monthly fees, accrued daily, of 3.00% of the fund's monthly gross investment income. For the year ended July 31, 2003, the investment advisory services fee was equivalent to an annualized rate of 0.282% of average daily net assets. Effective September 1, 2001, CRMC voluntarily reduced management fees to 0.30% of the first $60 million of daily net assets and 0.15% of such assets in excess of $60 million. The gross investment income portion of the fee was unchanged.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

     DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Trustees has approved expense amounts lower than plan limits.

[begin table]

         ---------------------------------------------------------------------
         Share class         Currently approved limits   Plan limits
         ---------------------------------------------------------------------
         ---------------------------------------------------------------------
         Class A                       0.30%                0.30%
         ---------------------------------------------------------------------
         ---------------------------------------------------------------------
         Class B                       1.00                 1.00
         ---------------------------------------------------------------------
         ---------------------------------------------------------------------
         Class C                       1.00                 1.00
         ---------------------------------------------------------------------
         ---------------------------------------------------------------------
         Class F                       0.25                 0.50
         ---------------------------------------------------------------------

[End table]

          All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For Class A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of July 31, 2003, unreimbursed expenses subject to reimbursement totaled $1,974,000.

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

          Expenses under the agreements described above for the year ended July 31, 2003, were as follows (dollars in thousands):

[begin table]

==============================================================================
                                                  Administrative services
                                             ---------------------------------
                                                   CRMC           Transfer
              Distribution    Transfer agent   administrative       agent
Share class     services         services        services          services
------------------------------------------------------------------------------
  Class A        $1,945            $144       Not applicable    Not applicable
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  Class B           362              10       Not applicable    Not applicable
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  Class C           819          Included          $123               $8
                                    in
                              administrative
                                 services
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  Class F            57          Included            34                3
                                    in
                              administrative
                                 services
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 Class R-5     Not applicable    Included            35                1
                                    in
                              administrative
                                 services
------------------------------------------------------------------------------
------------------------------------------------------------------------------
   Total         $3,183            $154            $192               $12
==============================================================================

[end table]

DEFERRED TRUSTEES' COMPENSATION - Since the adoption of the deferred compensation plan in 1994, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

4. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):



                                                  Reinvestments of dividends
                                    Sales(2)         and distributions        Repurchases(2)         Net increase
Share class(1)                  Amount   Shares      Amount   Shares       Amount      Shares      Amount    Shares
Year ended July 31, 2003
Class A                       $467,480   30,243    $ 16,955    1,097    $ (235,738)   (15,273)  $ 248,697    16,067
Class B                         42,863    2,775         677       43        (8,894)      (576)     34,646     2,242
Class C                         87,502    5,668       1,600      104       (30,866)    (2,000)     58,236     3,772
Class F                         39,271    2,540         559       36       (23,846)    (1,541)     15,984     1,035
Class R-5                       20,849    1,347         654       43        (7,427)      (482)     14,076       908
Total net increase
   (decrease)                 $657,965   42,573    $ 20,445    1,323    $ (306,771)   (19,872)  $ 371,639    24,024


Year ended July 31, 2002
Class A                       $346,979   22,997    $ 10,439      692    $ (172,048)   (11,409)  $ 185,370    12,280
Class B                         16,052    1,064         162       11        (2,107)      (139)     14,107       936
Class C                         48,209    3,196         382       25        (4,344)      (288)     44,247     2,933
Class F                         20,116    1,334         174       12        (8,649)      (575)     11,641       771
Class R-5                       26,918    1,763          22        1             -          -      26,940     1,764
Total net increase
   (decrease)                 $458,274   30,354    $ 11,179      741    $ (187,148)   (12,411)  $ 282,305    18,684


(1) Class R-5 shares were offered beginning July 15, 2002.
(2) Includes exchanges between share classes of the fund.


5. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of July 31, 2003, the total value of restricted securities was $3,160,000, which represents 0.33% of the net assets of the fund.

6. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $439,368,000 and $75,521,000, respectively, during the year ended July 31, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended July 31, 2003, the custodian fee of $17,000 includes $2,000 that was offset by this reduction, rather than paid in cash.


Financial Highlights  (1)


                                                Income from investment operations (2)
                                                                    Net
                                       Net asset                (losses)gains
                                       value,          Net      on securities    Total from
                                       beginning    investment  (both realized   investment
                                       of period      income    and unrealized)  operations
Class A:
 Year ended 7/31/2003                   $15.28        $.52         $(.11)           $.41
 Year ended 7/31/2002                    15.08         .58           .20             .78
 Year ended 7/31/2001                    14.43         .62           .65            1.27
 Year ended 7/31/2000                    14.62         .62          (.19)            .43
 Year ended 7/31/1999                    14.85         .61          (.23)            .38
Class B:
 Year ended 7/31/2003                    15.28         .42          (.11)            .31
 Year ended 7/31/2002                    15.08         .47           .20             .67
 Year ended 7/31/2001                    14.43         .48           .69            1.17
 Period from 3/15/2000 to 7/31/2000      14.27         .16           .21             .37
Class C:
 Year ended 7/31/2003                    15.28         .40          (.11)            .29
 Year ended 7/31/2002                    15.08         .45           .20             .65
 Period from 3/15/2001 to 7/31/2001      14.92         .15           .17             .32
Class F:
 Year ended 7/31/2003                    15.28         .51          (.11)            .40
 Year ended 7/31/2002                    15.08         .55           .20             .75
 Period from 3/15/2001 to 7/31/2001      14.92         .16           .19             .35
Class R-5:
 Year ended 7/31/2003                    15.28         .56          (.11)            .45
 Period from 7/15/2002 to 7/31/2002      15.27         .02           .01             .03

                                       Dividends
                                       (from net       Net asset
                                       investment      value, end    Total
                                        income)        of period     return (3)

Class A:
 Year ended 7/31/2003                   $(.52)          $15.17        2.71%
 Year ended 7/31/2002                    (.58)          $15.28        5.32
 Year ended 7/31/2001                    (.62)          $15.08        8.99
 Year ended 7/31/2000                    (.62)          $14.43        3.09
 Year ended 7/31/1999                    (.61)          $14.62        2.59
Class B:
 Year ended 7/31/2003                    (.42)          $15.17        1.98
 Year ended 7/31/2002                    (.47)          $15.28        4.52
 Year ended 7/31/2001                    (.52)          $15.08        8.24
 Period from 3/15/2000 to 7/31/2000      (.21)          $14.43        2.59
Class C:
 Year ended 7/31/2003                    (.40)          $15.17        1.86
 Year ended 7/31/2002                    (.45)          $15.28        4.38
 Period from 3/15/2001 to 7/31/2001      (.16)          $15.08        2.14
Class F:
 Year ended 7/31/2003                    (.51)          $15.17        2.61
 Year ended 7/31/2002                    (.55)          $15.28        5.11
 Period from 3/15/2001 to 7/31/2001      (.19)          $15.08        2.34
Class R-5:
 Year ended 7/31/2003                    (.56)          $15.17        2.93
 Period from 7/15/2002 to 7/31/2002      (.02)          $15.28         .23


                                                      Ratio of      Ratio of
                                      Net assets,     expenses      net income
                                    end of period     to average    to average
                                    (in millions)     net assets    net assets

Class A:
 Year ended 7/31/2003                     $738           .66%(4)       3.37%
 Year ended 7/31/2002                      497           .70 (4)       3.86
 Year ended 7/31/2001                      306           .75 (4)       4.18
 Year ended 7/31/2000                      258           .75 (4)       4.33
 Year ended 7/31/1999                      283           .75 (4)       4.12
Class B:
 Year ended 7/31/2003                       51          1.35 (4)       2.63
 Year ended 7/31/2002                       17          1.40 (4)       3.06
 Year ended 7/31/2001                        2          1.59 (4)       3.24
 Period from 3/15/2000 to 7/31/2000          1           .61 (4)       1.23
Class C:
 Year ended 7/31/2003                      106          1.49 (4)       2.51
 Year ended 7/31/2002                       49          1.52 (4)       2.92
 Period from 3/15/2001 to 7/31/2001          4           .75           1.05
Class F:
 Year ended 7/31/2003                       29           .74 (4)       3.27
 Year ended 7/31/2002                       13           .82 (4)       3.69
 Period from 3/15/2001 to 7/31/2001          2           .60           1.18
Class R-5:
 Year ended 7/31/2003                       40           .44 (4)       3.61
 Period from 7/15/2002 to 7/31/2002         27           .02            .16


                                     Year ended July 31
                             2003     2002     2001     2000     1999

PORTFOLIO TURNOVER RATE       10%       9%      21%      34%      17%
FOR ALL CLASSES OF SHARES

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Year ended 1999 is based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) Had CRMC not waived management services fees, the fund's expense ratio would have been 0.71%, 0.75%, 0.80%, 0.81%, and 0.77% for the periods ended 2003, 2002, 2001, 2000 and 1999, respectively, for Class A; 1.40%, 1.45%,
     1.60%  and  0.71%  for  the  periods  ended  2003,  2002,  2001  and  2000, respectively, for Class B; 1.54% and 1.58% for the periods ended 2003 and 2002, respectively, for Class C; 0.79% and 0.87% for the periods ended 2003 and 2002, respectively, for Class F; and 0.49% for the period ended 2003 for Class R-5.



REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Limited Term Tax-Exempt Bond Fund of America (the "Fund") at July 31, 2003, and the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at July 31, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
September 4, 2003

[begin table]

OTHER SHARE CLASS RESULTS (unaudited)
CLASS B, CLASS C AND CLASS F

Returns for periods ended June 30, 2003                                Life
     (the most recent calendar quarter):                    1 year   of class

CLASS B SHARES
     Reflecting applicable contingent deferred sales
     charge (CDSC), maximum of 5%, payable only if
     shares are sold within six years of purchase           +1.21%   +5.44% (1)
     Not reflecting CDSC                                    +6.21%   +6.24% (1)

CLASS C SHARES
     Reflecting CDSC, maximum of 1%, payable only if
         shares are sold within one year of purchase        +5.07%   +5.07% (2)
     Not reflecting CDSC                                    +6.07%   +5.07% (2)

CLASS F SHARES(3)
     Not reflecting annual asset-based fee charged
         by sponsoring firm                                 +6.85%    5.79% (2)

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C and Class F shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.

[end table]

TAX INFORMATION (unaudited)

We are  required  to advise  you within 60 days of the  fund's  fiscal  year-end
regarding  the  federal  tax  status  of  certain   distributions   received  by
shareholders during such fiscal year.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid from net investment income. All of the dividends paid from net investment income qualify as exempt-interest dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2004 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2003 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


BOARD OF TRUSTEES


                                                                                    Number of
                               Year first                                        boards within the
                                elected                                           fund complex (2)
                               a Trustee       Principal occupation(s)               on which        Other directorships (3)
Name and age                 of the fund (1)   during past five years             Trustee serves     held by Trustee

"NON-INTERESTED" TRUSTEES

AMBASSADOR                       1999          Corporate director and author;           14           Carnival Corporation
RICHARD G. CAPEN, JR., 69                      former U.S Ambassador to Spain;
                                               former Vice Chairman, Knight-
                                               Ridder, Inc. (communications
                                               company); former Chairman and
                                               Publisher, The Miami Herald


H. FREDERICK CHRISTIE, 70        1993          Private investor; former                 19           Ducommun Incorporated;
                                               President and CEO, The Mission                        IHOP Corporation;
                                               Group (non-utility holding                            Southwest Water Company;
                                               company, subsidiary of Southern                       Valero L.P.
                                               California Edison Company)

DIANE C. CREEL, 54               1994          Chairman of the Board and CEO,           12           Allegheny Technologies;
                                               AnAerobics, Inc. (organic waste                       BF Goodrich;
                                               management)                                           Teledyne Technologies

MARTIN FENTON, 68                1993          Chairman of the Board and CEO,           16           None
                                               Senior Resource Group LLC
                                               (development and management of
                                               senior living communities)

LEONARD R. FULLER, 57            1994          President and CEO, Fuller                14           None
                                               Consulting (financial management
                                               consulting firm)

RICHARD G. NEWMAN, 68            1993          Chairman of the Board and CEO,           13           Sempra Energy;
                                               AECOM Technology Corporation                          Southwest Water Company
                                               (engineering, consulting and
                                               professional services)

FRANK M. SANCHEZ, 59             1999          Principal, The Sanchez Family            12           None
                                               Corporation dba McDonald's
                                               Restaurants (McDonald's licensee)




                               Year first       Principal occupation(s) during       Number of
                                elected         past five years and positions     boards within the
                               a Trustee        held with affiliated entities      fund complex (2)
Name, age and                  or officer       or the principal underwriter          on which        Other directorships (3)
position with fund           of the fund (1)    of the fund                        Trustee serves     held by Trustee

"INTERESTED" TRUSTEES (4)

PAUL G. HAAGA, JR., 54            1993          Executive Vice President and            17            None
Chairman of the Board                           Director Capital Research and
                                                Management Company; Director,
                                                American Funds Distributors,
                                                Inc. (5)

ABNER D. GOLDSTINE, 73            1993          Senior Vice President and               12            None
President                                       Director, Capital Research and
                                                Management Company

DON R. CONLAN, 67                 1996          President (retired),                     7            None
                                                The Capital Companies, Inc. (5)



THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION: FUND SECRETARY.




                               Year first
                                elected         Principal occupation(s) during past five years
Name, age and                  an officer       and positions held with affiliated entities or
position with fund           of the fund (1)    the principal underwriter of the fund

OTHER OFFICERS

BRENDA S. ELLERIN, 40             1997          Senior Vice President, Capital Research Company (5)
Executive Vice President

NEIL L. LANGBERG, 50              1993          Vice President-- Investment Management Group,
Senior Vice President                           Capital Research and Management Company

MICHAEL J. DOWNER, 48             1994          Vice President and Secretary, Capital Research and
Vice President                                  Management Company; Secretary, American Funds
                                                Distributors, Inc. (5); Director, Capital Bank and
                                                Trust Company (5)

JULIE F. WILLIAMS, 55             1993          Vice President-- Fund Business Management Group,
Secretary                                       Capital Research and Management Company

ANTHONY W. HYNES, JR., 40         1993          Vice President-- Fund Business Management Group,
Treasurer                                       Capital Research and Management Company

KIMBERLY S. VERDICK, 38           1994          Assistant Vice President-- Fund Business Management
Assistant Secretary                             Group, Capital Research and Management Company

SUSI M. SILVERMAN, 33             2001          Vice President-- Fund Business Management Group,
Assistant Treasurer                             Capital Research and Management Company


(1) Trustees and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5)  Company affiliated with Capital Research and Management Company.

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823


TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in Limited Term Tax-Exempt Bond Fund of America. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Other share classes have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.69 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.83 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.08 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COm. Please read the prospectus carefully before you invest or send money.

THE AMERICAN FUNDS' PROXY VOTING GUIDELINES -- USED TO DETERMINE HOW TO VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- ARE AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY, VISITING THE AMERICAN FUNDS WEBSITE OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV.

This report is for the information of shareholders of Limited Term Tax-Exempt Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2003, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo] American Funds(R)

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 20 million shareholder accounts.

Our unique combination of strengths includes these five factors:

o    A LONG-TERM,  VALUE-ORIENTED  APPROACH
     Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o    AN  UNPARALLELED  GLOBAL RESEARCH EFFORT
     American Funds draws on one of the industry's most globally integrated research networks.

o    THE MULTIPLE  PORTFOLIO  COUNSELOR  SYSTEM
     Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o    EXPERIENCED INVESTMENT PROFESSIONALS
     The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. Nearly 70% of them were in the investment business before the sharp market decline of 1987.

o    A COMMITMENT TO LOW OPERATING  EXPENSES
     American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World FundSM
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income FundSM
   Fundamental InvestorsSM
   The Investment Company of America(R)
   Washington Mutual Investors FundSM

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income TrustSM
   The Bond Fund of AmericaSM
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities FundSM

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICASM
   The Tax-Exempt Bond Fund of America(R)
   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   Seeking stable monthly income through money market instruments
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of AmericaSM
   The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. LTEX-011-0903

Litho in USA WG/PNL/8062

Printed on recycled paper


ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Richard G. Newman, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Form N-CSR disclosure requirement not yet effective with respect to Registrant.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Reserved


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Reserved

ITEM 9 - Controls and Procedures

(a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            LIMITED TERM TAX-EXEMPT
                            BOND FUND OF AMERICA



                            By /s/ Abner D. Goldstine
                               -------------------------------------
                               Abner D. Goldstine, President and PEO

                            Date: October 8, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By  /s/ Abner D. Goldstine
    --------------------------------------------------
    Abner D. Goldstine, President and PEO

Date: October 8, 2003



 By /s/ Anthony W. Hynes, Jr.
    -------------------------------------------------
    Anthony W. Hynes, Jr., Treasurer

Date: October 8, 2003